UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SINCLAIR BROADCAST GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JOINT PROXY STATEMENT/PROSPECTUS

April 26, 2023

You are cordially invited to attend a special meeting of stockholders of Sinclair Broadcast Group, Inc. (“Sinclair Broadcast”). The special meeting will be held on May 24, 2023 at Sinclair Broadcast’s corporate office, 10706 Beaver Dam Road, Hunt Valley, Maryland 21030 at approximately 10:00 a.m. local time.

The purpose of the special meeting is to consider and vote on a proposal (the “Holding Company Proposal”) to implement a reorganization in which a new Maryland corporation, Sinclair, Inc. (“New Sinclair”), will become the publicly-traded parent company of Sinclair Broadcast and its subsidiaries. The reorganization will be effected through a share exchange (the “Reorganization”) under Maryland law pursuant to an Agreement of Share Exchange and Plan of Reorganization (the “Reorganization Agreement”). As described in more detail in this joint proxy statement/prospectus, at the effective time of the Reorganization, each outstanding share of Sinclair Broadcast’s common stock will be exchanged automatically on a one-for-one basis with an equivalent share of New Sinclair’s common stock. You will own the same number, percentage and class of shares in New Sinclair that you owned in Sinclair Broadcast, and you will have the same rights as a stockholder of New Sinclair that you had as a stockholder of Sinclair Broadcast, including with respect to voting and dividends. The Reorganization, together with the other organizational changes we expect to make in connection with the Reorganization as described more fully in this joint proxy statement/prospectus, is expected to be tax-free to Sinclair Broadcast’s stockholders for U.S. federal income tax purposes.

We expect New Sinclair’s Class A common stock to trade on the NASDAQ Stock Market’s Global Select Market under the ticker symbol “SBGI,” the same market and ticker symbol currently used by Sinclair Broadcast’s Class A common stock.

We believe the Reorganization will provide greater flexibility in creating value within the company. Beyond our familiar broadcast business, Sinclair Broadcast and its affiliates own, manage and/or operate technical and software services companies, intellectual property for the advancement of broadcast technology, and other media and non-media related businesses and assets including real estate, venture capital, private equity and direct investments, which we refer to in this joint proxy statement/prospectus as our “Other Assets.” The Other Assets include Compulse, a marketing technology and managed services company, and our Tennis Channel Assets (as defined herein). In connection with the Reorganization, the Other Assets will be held by New Sinclair through a new subsidiary to be known as Sinclair Ventures, rather than by Sinclair Broadcast. We believe that in a holding company structure the Other Assets can receive greater visibility outside the “broadcast” umbrella, while Sinclair Broadcast will become a broadcast-focused subsidiary of New Sinclair. We believe the Reorganization can unlock unrecognized value and provide structural flexibility for the growth and monetization of our current and potential future media and non-media businesses.

Sinclair Broadcast’s Board of Directors carefully considered the Reorganization Agreement and the Holding Company Proposal, concluded that the Reorganization is advisable and in the best interests of Sinclair Broadcast and its stockholders and unanimously recommends that you vote FOR the Holding Company Proposal. Under applicable law, the adoption of the Holding Company Proposal requires the approval of two-thirds of the votes entitled to be cast on the matter. Please read the information in this joint proxy statement/prospectus carefully in connection with your vote at the special meeting.

To listen to the teleconference of the special meeting, stockholders should either login via the internet at https://www.webcaster4.com/Webcast/Page/2063/48239, or call 888-506-0062 for toll free access or 973-528-0011 for international access and reference participant access code 157239. Those planning to listen should connect to the teleconference or webcast at least 10 minutes prior to the start of the meeting.

This joint proxy statement/prospectus includes a notice of the special meeting of stockholders, a proxy statement, a proxy card and a return envelope. As always, your vote on these matters is very important. We urge you to review carefully the enclosed materials and the documents and information we incorporate by reference and to return your proxy promptly. The proxy materials are also available at https://www.astproxyportal.com/ast/98415/.

Sincerely,

David D. Smith
Chairman of the Board and Executive Chairman

IF YOU PLAN TO ATTEND:

Space limitations make it necessary to limit attendance at the special meeting to our stockholders of record as of April 17, 2023. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of April 17, 2023. Cameras (including the use of cellular/smart phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

YOUR VOTE IS IMPORTANT— To vote your shares, please follow the instructions on the Notice or execute and return the enclosed proxy card

promptly, whether or not you plan to attend the special meeting.

SINCLAIR BROADCAST GROUP, INC.

10706 Beaver Dam Road

Hunt Valley, Maryland 21030

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Important notice regarding the availability of proxy materials for the special meeting to be held on May 24, 2023.

This joint proxy statement/prospectus is available at

https://www.astproxyportal.com/ast/98415/.

Dear Stockholders:

A special meeting of Sinclair Broadcast Group, Inc. will be held on May 24, 2023 at our corporate office, 10706 Beaver Dam Road, Hunt Valley, Maryland 21030* at approximately 10:00 a.m. local time to consider and vote on:

A proposal (the “Holding Company Proposal”) to approve the Agreement of Share Exchange and Plan of Reorganization among Sinclair Broadcast Group, Inc., Sinclair, Inc. and Sinclair Holdings, LLC and the share exchange described therein.

You will be able to vote your shares at the special meeting if you were a stockholder of record at the close of business on April 17, 2023. Your vote at the special meeting is very important to us.

BY ORDER OF THE BOARD OF DIRECTORS

J. Duncan Smith, Secretary

Baltimore, Maryland
April 26, 2023

*

To listen to the teleconference of the special meeting, stockholders should either login via the internet at https://www.webcaster4.com/Webcast/Page/2063/48239, or call 888-506-0062 for toll free access or 973-528-0011 for international access and reference participant access code 157239. Those planning to listen should connect to the teleconference or webcast at least 10 minutes prior to the start of the meeting. As always, we encourage you to vote your shares prior to the special meeting.

ADDITIONAL INFORMATION ABOUT THIS JOINT PROXY STATEMENT/PROSPECTUS

This document constitutes a proxy statement of Sinclair Broadcast with respect to the solicitation of proxies for the special meeting, and a prospectus of New Sinclair for the shares of New Sinclair common stock to be issued pursuant to the Reorganization Agreement. As permitted under the rules of the SEC, this joint proxy statement/prospectus incorporates important business and financial information about us that is contained in documents filed with the Securities and Exchange Commission (“SEC”) that are not included in or delivered with this joint proxy statement/prospectus. You may obtain copies of these documents, without charge, from the web site maintained by the SEC at www.sec.gov, as well as other sources. See “Additional Information—Where You Can Find Additional Information” beginning on page 23.

You may also obtain copies of the joint proxy statement/prospectus free of charge on our website at https://sbgi.net/investor-relations/sec-filings/.

We have not authorized any person to provide any information or to make any representation other than the information contained or incorporated by reference in this joint proxy statement/prospectus, and if any person provides any such other information or makes any such other representation, that information or representation must not be relied upon as having been authorized by us.

This joint proxy statement/prospectus is dated April 26, 2023. You should not assume the information contained in this joint proxy statement/prospectus is accurate as of any date other than this date, and neither the mailing of this joint proxy statement/prospectus to stockholders nor the issuance of New Sinclair common stock pursuant to the Reorganization Agreement implies that information is accurate as of any other date. Our business, financial condition, results of operations and prospects may have changed since those dates.

FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus contains and incorporates “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases like “anticipate,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “target,” “expects,” “management believes,” “we believe,” “we intend,” “we may,” “we will,” “we should,” “we seek,” “we plan,” the negatives of those terms, and similar words or phrases. We base these forward-looking statements on our expectations, assumptions, estimates and projections about our business and the industry in which we operate as of the date of this joint proxy statement/prospectus. These forward-looking statements are subject to a number of risks and uncertainties that cannot be predicted, quantified or controlled and that could cause actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Statements in this prospectus and in documents incorporated into this prospectus, including those set forth below in “Risk Factors,” describe factors, among others, that could contribute to or cause these differences.

Because the factors discussed in this joint proxy statement/prospectus or incorporated by reference could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

INFORMATION ABOUT THE SPECIAL MEETING

The Special Meeting

The special meeting will be held on May 24, 2023 at our corporate office, 10706 Beaver Dam Road, Hunt Valley, Maryland 21030 at approximately 10:00 a.m. local time.

As of the date of this joint proxy statement/prospectus, we have no knowledge of any business, other than described herein, and customary procedural matters that will be presented for consideration at the special meeting. In the event any other business is properly presented at the special meeting, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

Moreover, Sinclair Broadcast’s Board of Directors reserves the right to adjourn or postpone the special meeting for failure to obtain a quorum, for legitimate scheduling purposes or based on other circumstances that the Board of Directors believes would cause such adjournments or postponements to be in the best interests of our stockholders.

This Proxy Solicitation

On or about April 26, 2023, we began mailing this joint proxy statement/prospectus to people who, according to our records, owned Sinclair Broadcast’s common stock as of the close of business on April 17, 2023.

We are sending you this joint proxy statement/prospectus because Sinclair Broadcast’s Board of Directors is seeking a proxy to vote your shares at the special meeting. This joint proxy statement/prospectus is intended to assist you in deciding how to vote your shares. Proxy materials are also available at https://www.astproxyportal.com/ast/98415/.

Sinclair Broadcast is paying the cost of soliciting these proxies. In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies by telephone, internet, or otherwise. These directors, officers and employees will not be additionally compensated for the solicitation but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. Copies of solicitation materials will be furnished to brokerage firms, fiduciaries and other custodians who hold Sinclair Broadcast’s common stock of record for beneficial owners for forwarding to such beneficial owners. We may also reimburse persons representing beneficial owners of Sinclair Broadcast’s common stock for their reasonable expenses incurred in forwarding such materials.

Voting Your Shares

Stockholders of Record. You may vote your shares at the special meeting either in person or by proxy. To vote in person, you must attend the special meeting and obtain and submit a ballot. Ballots for registered stockholders to vote in person will be available at the special meeting. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the registered holder of those shares. As the registered stockholder, you can ensure your shares are voted at the meeting by completing, signing, dating and returning the enclosed proxy card in the envelope provided.

Your proxy card will be valid only if you sign, date and return it in time for it to be received by us before the special meeting scheduled to be held on May 24, 2023. If you complete the proxy card, except for the voting instructions, the shares will be voted as recommended by the Board of Directors.

Beneficial Owners. Most of our stockholders hold their shares through a broker, bank, trustee or another nominee, rather than registered directly in their name (which is often referred to as “street name”). In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials, including a notice enabling you to receive proxy material through the mail, are being forwarded to you by your broker, bank, trustee or nominee. As the beneficial owner, you are entitled to direct the voting of your shares by your intermediary. Brokers, banks and nominees typically offer telephonic or electronic means by which the beneficial owners of shares held by them can submit voting instructions, in addition to the traditional mailed voting instruction cards. If you are a beneficial owner of shares, you cannot vote in person at the special meeting unless you have a proper power of attorney from your broker. Votes directed through a broker must be received by us before the special meeting.

If you hold your shares in street name with a broker and you do not tell your broker how to vote or provide the broker with a voting instruction form, your broker cannot vote on your behalf at the special meeting.

Revoking Your Proxy

If you decide to change your vote, you may revoke your proxy at any time before it is voted at the special meeting. You may revoke your proxy by any one of three ways:

•

you may notify our Secretary in writing that you wish to revoke your proxy at the following address: Sinclair Broadcast Group, Inc., 10706 Beaver Dam Road, Hunt Valley, Maryland, 21030, Attention: J. Duncan Smith, Vice President and Secretary. We must receive your notice before the time of the special meeting;

•	you may submit a proxy dated later than your original proxy; or

•

you may attend the special meeting and vote, but merely attending the special meeting will not by itself revoke a proxy; you must: (i) obtain a ballot and vote your shares to revoke the proxy; and (ii) in the case of shares held in street name, you must obtain a proper power of attorney from your broker to vote your shares.

Vote Required for Approval

Shares Entitled to Vote. On April 17, 2023 (the record date for the special meeting), the following shares of Sinclair Broadcast were issued and outstanding and had the votes indicated with respect to the Holding Company Proposal:

•	42,113,541 shares of Class A common stock, each of which is entitled to one vote per share; and

•	23,775,056 shares of Class B common stock, each of which is entitled to ten votes per share.

Quorum. A majority of the outstanding shares of common stock entitled to vote, or a “quorum,” must be present at the special meeting in order to transact business. A quorum will be present if at least 139,932,053 votes are represented at the special meeting, either in person (by the stockholders) or by proxy. If a quorum is not present, a vote cannot occur. In deciding whether a quorum is present, abstentions and broker non-votes (where a broker or nominee is not permitted to vote on a matter and has not received voting instructions from the beneficial owner) will be counted as shares that are represented at the special meeting.

Vote Required. The Holding Company Proposal requires the approval of two-thirds of the votes entitled to be cast on the matter.

JOINT PROXY STATEMENT/PROSPECTUS SUMMARY

The following summary highlights selected information regarding the Holding Company Proposal, including the Reorganization Agreement and the Reorganization, which are described in greater detail elsewhere in this joint proxy statement/prospectus. It may not contain all of the information that may be important to you. To better understand the Holding Company Proposal, and for a more complete description of the terms of the Reorganization Agreement and the Reorganization, you should read this entire document carefully, including the appendices, and the additional documents incorporated by reference. You can find information with respect to these additional documents under the caption “Additional Information—Where You Can Find Additional Information.”

Sinclair Broadcast and New Sinclair

Sinclair Broadcast is a diversified media company with national reach and a strong focus on providing high-quality content on our local television stations, digital platforms, and, prior to the deconsolidation of our local sports segment from our consolidated financial statements effective as of March 1, 2022 (as described in more detail in Sinclair Broadcast’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, the “Deconsolidation”), regional and national sports networks. The content, distributed through our broadcast platform and third-party platforms, consists of programming provided by third-party networks and syndicators, local news, other original programming produced by us and our owned networks, college sports, and, prior to the Deconsolidation, professional sports. Sinclair Broadcast also owns and operates Tennis Channel, a cable network which includes coverage of many of tennis’ top tournaments and original professional sport and tennis lifestyle shows; the Tennis Channel International streaming service; Tennis Channel Plus streaming service; T2 FAST, a 24-hours a day free ad-supported streaming television channel; and Tennis.com, the most visited online tennis platform in the world (collectively, the “Tennis Channel Assets”). Additionally, we own digital media products that are complementary to our extensive portfolio of television station related digital properties and we have interests in, own, manage and/or operate technical and software services companies, intellectual property for the advancement of broadcast technology, and other media and non-media related businesses and assets, including interests in real estate, venture capital, private equity, and direct investments.

New Sinclair is a new Maryland corporation formed solely for the purpose of effecting the Reorganization. New Sinclair does not conduct any business, have any subsidiaries or have any assets or liabilities other than incident to its formation.

The principal executive offices of Sinclair Broadcast and New Sinclair are located at 10706 Beaver Dam Road, Hunt Valley, MD 21030. Our telephone number is (410) 568-1500.

The Reorganization

As described in more detail in this joint proxy statement/prospectus, at the effective time of the Reorganization, each outstanding share of Sinclair Broadcast common stock will be exchanged automatically on a one-for-one basis with an equivalent share of New Sinclair’s common stock. You will own the same number, percentage and class of shares in New Sinclair that you owned in Sinclair Broadcast, and you will have the same rights as a stockholder of New Sinclair that you had as a stockholder of Sinclair Broadcast, including with respect to voting and dividends. The Reorganization, together with other organizational changes we expect to make in connection with the Reorganization as described more fully in this joint proxy statement/prospectus, is expected to be tax-free to Sinclair Broadcast’s stockholders for U.S. federal income tax purposes. See “The Holding Company Proposal—Material U.S. Federal Income Tax Consequences.”

Promptly following the Reorganization, Sinclair Broadcast will convert from a Maryland corporation to a Maryland limited liability company, and we will make further organizational changes to align our corporate structure with our business operations and objectives. However, these additional organizational changes are not considered part of the Reorganization for purposes of this joint proxy statement/prospectus. See “The Holding Company Proposal—Holding Company Formation.”

Conditions to Completion of the Reorganization

We will complete the Reorganization only if each of the conditions set forth in the Reorganization Agreement is satisfied, including receipt of the required approval of Sinclair Broadcast’s stockholders, the effectiveness of the registration statement of which this joint proxy statement/prospectus is a part, receipt of any required approvals of the Federal Communications Commission (the “FCC”), receipt of an opinion of outside tax counsel to the effect that the Reorganization, together with the conversion of Sinclair Broadcast from a Maryland corporation to a Maryland limited liability company, will be tax-free to Sinclair Broadcast’s stockholders for U.S. federal income tax purposes and receipt of all other consents, permissions and approvals that Sinclair Broadcast and New Sinclair determine to be necessary or advisable prior to the Reorganization. See “The Holding Company Proposal—Conditions to Completion of the Reorganization.”

The Reorganization Agreement or the Reorganization may be deferred or terminated by Sinclair Broadcast’s Board of Directors at any time prior to completion (even after approval by Sinclair Broadcast’s stockholders).

Markets and Market Prices

New Sinclair’s common stock is not currently traded on any stock exchange. Sinclair Broadcast’s Class A common stock, par value $0.01 per share (“Sinclair Broadcast Class A Common Stock”), is traded on the NASDAQ Stock Market’s Global Select Market under the ticker symbol “SBGI.” Beginning at the effective time of the Reorganization, we expect the New Sinclair Class A Common Stock to trade on the same market under the same ticker symbol.

On March 31, 2023, the last trading day before the public announcement of the Holding Company Proposal, the closing price per share of Sinclair Broadcast Class A Common Stock was $17.16. On April 18, 2023, the most recent trading day for which prices were available prior to the printing and mailing of this joint proxy statement/prospectus, the closing price per share of Sinclair Broadcast Class A Common Stock was $20.51.

Financial Information

The consolidated assets and liabilities of New Sinclair will be recorded at historical cost as reflected on the consolidated financial statements of Sinclair Broadcast immediately prior to the Reorganization. Accordingly, the consolidated financial statements of New Sinclair immediately following the Reorganization will be the same as the consolidated financial statements of Sinclair Broadcast immediately prior to the Reorganization. For this reason, pro forma and comparative financial information regarding New Sinclair and its consolidated subsidiaries giving effect to the Reorganization have not been included in this joint proxy statement/prospectus. Similarly, no selected historical pro forma and other financial data have been included in this joint proxy statement/ prospectus because the Reorganization will have no effect on Sinclair Broadcast’s historical consolidated financial statements. For more information regarding the documents incorporated by reference into this joint proxy statement/prospectus, including financial information regarding Sinclair Broadcast, see “Additional Information—Where You Can Find Additional Information.”

RISK FACTORS

In considering whether to vote in favor of the Holding Company Proposal, you should consider all of the information we have included in this joint proxy statement/prospectus, including its appendices, and all of the information in the documents we have incorporated by reference, including Sinclair Broadcast’s Annual Report on Form 10-K for the year ended December 31, 2022. In particular, you should review the risk factors described in such Annual Report. Please see “Additional Information—Where You Can Find Additional Information.” You should also pay particular attention to the risks described below. If any of the risks described below or in the documents incorporated by reference develops into actual events, our business, financial condition or results of operations could be negatively affected and the market price of our common stock or other securities could decline.

We may not obtain the expected benefits of the Reorganization.

We believe the Reorganization will provide greater flexibility in creating value within the company. See “The Holding Company Proposal—Reasons for the Reorganization; Recommendation of Sinclair Broadcast’s Board of Directors” The expected benefits of the Reorganization may not be obtained if market conditions or other circumstances prevent us from taking advantage of the strategic, business and financial flexibility that we believe the Reorganization will afford us. As a result, we may incur the costs of creating the holding company structure without realizing the possible benefits.

As a holding company, New Sinclair will be dependent on the operations and cash flow of its subsidiaries.

After the completion of the Reorganization, New Sinclair, like Sinclair Broadcast before the Reorganization, will be a holding company with no business operations of its own. New Sinclair’s only significant assets will be the direct or indirect ownership of the equity interests of its subsidiaries, including Sinclair Broadcast and Sinclair Ventures. As a result, New Sinclair will rely on payments from its subsidiaries to meet its financial obligations.

We currently expect that a significant portion of the cash flow of Sinclair Broadcast, which will become an indirect, wholly-owned subsidiary of New Sinclair upon the completion of the Reorganization and certain other organizational changes we intend to make in connection with the Reorganization, will be retained and used by it and its subsidiaries in their operations, including to service any debt obligations Sinclair Broadcast and its subsidiaries may have. Sinclair Broadcast and its subsidiaries are restricted by the terms of their indebtedness in their ability to pay cash dividends or to make other distributions to New Sinclair, which may limit the payment of cash dividends or other distributions, if any, to the holders of New Sinclair’s common stock.

The Reorganization may not be completed, even with stockholder approval.

The Reorganization Agreement or the Reorganization may be deferred or terminated by Sinclair Broadcast’s Board of Directors at any time prior to completion (even after approval by Sinclair Broadcast’s stockholders). In addition, the Reorganization will be completed only if the conditions set forth in the Reorganization Agreement are satisfied or waived. See “The Holding Company Proposal—Conditions to Completion of the Reorganization.” Accordingly, it is possible that, even with stockholder approval, the Reorganization will not be completed.

THE HOLDING COMPANY PROPOSAL

This section of the joint proxy statement/prospectus describes the Holding Company Proposal. The summary of the material provisions of the Reorganization Agreement provided below is qualified in its entirety by reference to the text of the Reorganization Agreement, which is attached as Appendix A to this joint proxy statement/prospectus and which we incorporate by reference into this joint proxy statement/prospectus. You should carefully read the entire joint proxy statement/prospectus and the Reorganization Agreement for a more complete understanding of the Holding Company Proposal. If the Holding Company Proposal is approved and the Reorganization is completed, you will be bound by the amended and restated articles of incorporation and bylaws of New Sinclair, in the forms attached to this joint proxy statement/prospectus as Appendix B and Appendix C, respectively, which are the same in all material respects as the existing articles of incorporation and bylaws of Sinclair Broadcast as of the date of this joint proxy statement/prospectus.

Reasons for the Reorganization; Recommendation of Sinclair Broadcast’s Board of Directors

As part of their ongoing evaluation of our business, Sinclair Broadcast’s senior management team, together with the Board of Directors, regularly evaluates a range of strategic opportunities. As part of this evaluation, Sinclair Broadcast’s senior management team and Board of Directors identified the implementation of a holding company structure as a possible course of action that could provide greater flexibility in creating value within the company. Sinclair Broadcast’s senior management team periodically consulted with its legal, financial and tax advisors to discuss the benefits and considerations associated with the potential implementation of a holding company structure. Sinclair Broadcast’s senior management team and its legal and financial advisors also discussed the potential implementation of a holding company structure with the Board of Directors. After deliberation, Sinclair Broadcast’s senior management team and Board of Directors concluded that the implementation of a holding company structure was in the best interests of Sinclair Broadcast’s stockholders and that the Reorganization described in this joint proxy statement/prospectus was the best way to implement a holding company structure.

Sinclair Broadcast’s senior management team and Board of Directors considered a number of factors in reaching this conclusion, including the following:

•	A holding company structure can provide greater flexibility in creating value within the company.

•

The Reorganization will allow our Other Assets to be held by New Sinclair through a new subsidiary to be known as Sinclair Ventures, rather than directly by Sinclair Broadcast, which we believe can provide the Other Assets with greater visibility, while Sinclair Broadcast can become a broadcast-focused subsidiary of New Sinclair.

•	The Reorganization can unlock unrecognized value and provide structural flexibility for the growth and monetization of our current and potential future media and non-media businesses.

Management and the Board of Directors also considered various alternative methods for implementing a holding company structure and the costs of those alternatives and the Reorganization as a whole.

After careful consideration, Sinclair Broadcast’s Board of Directors concluded that the Reorganization is advisable and in the best interests of Sinclair Broadcast and its stockholders and unanimously recommends that you vote FOR the Holding Company Proposal.

Holding Company Formation

Sinclair, Inc., which we refer to as New Sinclair, is a new Maryland corporation formed solely for the purpose of effecting the Reorganization. New Sinclair does not conduct any business, have any subsidiaries or have any assets or liabilities other than incident to its formation. The Reorganization will be effected by a share exchange under the Maryland General Corporation Law (the “MGCL”). In a share exchange, one corporation acquires all the issued and outstanding shares of stock of one or more classes of another corporation by a stockholder vote, and the corporate existence of both corporations continues. In the share exchange effected under the Reorganization Agreement:

•

Each share of Sinclair Broadcast Class A Common Stock outstanding immediately prior to the effective time will be exchanged on a one-for-one basis for an equivalent share of New Sinclair Class A Common Stock.

•

Each share of Sinclair Broadcast’s Class B common stock, par value $0.01 per share (“Sinclair Broadcast Class B Common Stock” and, together with the Sinclair Broadcast Class A Common Stock, collectively the “Sinclair Broadcast Common Stock”), outstanding immediately prior to the effective time will be exchanged on a one-for-one basis for an equivalent share of New Sinclair’s Class B common stock, par value $0.01 per share (“New Sinclair Class B Common Stock” and, together with the New Sinclair Class A Common Stock, collectively the “New Sinclair Common Stock”).

•

The New Sinclair Class A Common Stock will confer upon the holders thereof the same rights with respect to New Sinclair that the holders of the Sinclair Broadcast Class A Common Stock had with respect to Sinclair Broadcast, and the New Sinclair Class B Common Stock will confer upon the holders thereof the same rights with respect to New Sinclair that the holders of the Sinclair Broadcast Class B Common Stock had with respect to Sinclair Broadcast.

•	Sinclair Broadcast will become a wholly-owned subsidiary of New Sinclair.

New Sinclair’s Board of Directors, including its committees, and senior management team immediately after the Reorganization will be the same as Sinclair Broadcast’s immediately before the Reorganization. New Sinclair’s independent registered public accounting firm will be the same as Sinclair Broadcast’s before the Reorganization. Copies of New Sinclair’s amended and restated articles of incorporation and bylaws that will be in effect at the effective time of the Reorganization, which are the same in all material respects as the existing articles of incorporation and bylaws of Sinclair Broadcast as of the date of this joint proxy statement/prospectus, are included as Appendix B and Appendix C, respectively, to this joint proxy statement/prospectus. We refer to these amended and restated organizational documents as the “New Sinclair Articles of Incorporation” and “New Sinclair Bylaws,” respectively. Thus, there will be no change in your rights as a stockholder due to the Reorganization. For more information regarding your rights as a stockholder before and after the Reorganization, see “Description of New Sinclair’s Capital Stock.”

Promptly following the Reorganization, Sinclair Broadcast will convert from a Maryland corporation to a Maryland limited liability company, and we will make further organizational changes to align our corporate structure with our business operations and objectives. These additional changes include adding a newly-formed Maryland limited liability company to be named Sinclair Holdings, LLC as an intermediate holding company between New Sinclair and Sinclair Broadcast and transferring our Other Assets from Sinclair Broadcast to a new subsidiary of New Sinclair to be named Sinclair Ventures, LLC, a Maryland limited liability company (“Sinclair Ventures”). These additional organizational changes are not considered part of the Reorganization for purposes of this joint proxy statement/prospectus.

Below is a simplified illustration of the current structure of Sinclair Broadcast, as well as the structure of New Sinclair following the Reorganization and the additional organizational changes we intend to implement:

[1]

On March 14, 2023, Diamond Sports Group, LLC and related entities filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code. The charts do not reflect any changes in the status of SBG and New Sinclair’s equity interests in Diamond Sports Group, LLC and related entities, which will not be determined until the bankruptcy process is complete.

What Sinclair Broadcast’s Stockholders Will Receive in the Reorganization

At the effective time of the Reorganization, each outstanding share of Sinclair Broadcast Class A Common Stock and Sinclair Broadcast Class B Common Stock will be exchanged automatically on a one-for-one basis with an equivalent share of New Sinclair Class A Common Stock and New Sinclair Class B Common Stock, respectively. You will own the same number and class of shares in New Sinclair that you owned in Sinclair Broadcast, and you will have the same rights as a stockholder of New Sinclair that you had as a stockholder of Sinclair Broadcast, including with respect to voting and dividends.

Exchange of Stock Certificates Not Required

Following the completion of the Reorganization, any certificates representing shares of Sinclair Broadcast Class A Common Stock and Sinclair Broadcast Class B Common Stock will automatically be deemed to represent the same number of shares of New Sinclair Class A Common Stock and New Sinclair Class B Common Stock, respectively. You will not be required to exchange your stock certificates as part of the Reorganization.

Sinclair Broadcast’s Stock Plans, Employee Stock Purchase Plan, Deferred Compensation Plan, Health and Welfare Plans and Retirement Plan

As part of the Reorganization, Sinclair Broadcast will assign to New Sinclair, and New Sinclair will assume from Sinclair Broadcast, all of Sinclair Broadcast’s rights and obligations under any plans, policies, agreements and commitments in effect immediately before the effective time of the Reorganization with respect to the issuance of capital shares of Sinclair Broadcast, as compensation or otherwise, to employees, directors or other persons, including Sinclair Broadcast’s 2022 Stock Incentive Plan, 1998 Employee Stock Purchase Plan, 1996 Long-Term Incentive Plan, and Executive Performance Formula and Incentive Plan, together with all awards and award agreements thereunder and any other obligations to issue securities in connection therewith, as well as any obligations to issue securities in connection with the stock fund of the Sinclair Broadcast Group, Inc. 401(k) Retirement Savings Plan. In addition, as part of the Reorganization, Sinclair Broadcast will assign to New Sinclair, and New Sinclair will assume from Sinclair Broadcast, all of Sinclair Broadcast’s rights and obligations under Sinclair Broadcast’s health and welfare plans, the Sinclair Broadcast Group, Inc. 401(k) Retirement Savings Plan, and the Sinclair Broadcast Group, Inc. Amended and Restated Post-2004 Executive Deferred Compensation Plan II and related trust agreement.

Conditions to Completion of the Reorganization

We will complete the Reorganization only if each of the following conditions is satisfied:

•	the Holding Company Proposal shall have been approved by the stockholders of Sinclair Broadcast by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter;

•

the registration statement relating to the shares of New Sinclair common stock to be issued in the Reorganization shall have become effective and no stop order suspending such effectiveness shall be in effect;

•	any approvals for the Reorganization that are required under the rules and regulations of the FCC shall have been obtained and shall be in full force and effect;

•

Sinclair Broadcast shall have received an opinion of its outside tax counsel to the effect that the Reorganization, together with the conversion of Sinclair Broadcast from a Maryland corporation to a Maryland limited liability company, will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes; and

•

Sinclair Broadcast and New Sinclair shall have received all other consents, permissions and approvals, and shall have taken all other actions, that they determine to be necessary or advisable prior to the Reorganization.

The Reorganization Agreement or the Reorganization may be deferred or terminated by Sinclair Broadcast’s Board of Directors at any time prior to completion (even after approval by Sinclair Broadcast’s stockholders).

Effective Time of the Reorganization

The Reorganization will be effective at the time set forth in the articles of share exchange we file in the Maryland State Department of Assessments and Taxation. We currently plan to cause the Reorganization to be effective as of the first day of the calendar month immediately following satisfaction of all the applicable conditions described above. We intend to complete the other organizational changes that are related to the

Reorganization, such as converting Sinclair Broadcast into a limited liability company, promptly following the effective time of the Reorganization. Nonetheless, we may delay or terminate the Reorganization, even following approval by Sinclair Broadcast’s stockholders.

Material U.S. Federal Income Tax Consequences

The following is a general discussion of the material U.S. federal income tax consequences of the Reorganization, together with the conversion of Sinclair Broadcast from a Maryland corporation to a Maryland limited liability company promptly following the Reorganization (collectively, the “Restructuring”), to U.S. Holders (as defined below). This discussion is limited to U.S. Holders who hold their shares of Sinclair Broadcast Common Stock as ‘‘capital assets’’ within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion is based upon current provisions of the Code, Treasury Regulations promulgated under the Code, and judicial and administrative decisions and rulings as of the date of this joint proxy statement/prospectus, all of which are subject to change or differing interpretations (possibly with retroactive effect), any of which changes could affect the accuracy of this discussion. This discussion assumes that the Restructuring will be completed in accordance with the Reorganization Agreement, other applicable transaction documents and as further described in this joint proxy statement/prospectus. This discussion does not purport to be a complete analysis of all the tax consequences of the Restructuring, and in particular, it does not address any tax consequences arising under U.S. federal tax laws other than those pertaining to the income tax, such as estate or gift tax laws, nor does it address any consequences under any state, local or non-U.S. tax laws.

This discussion does not address all aspects of taxation that may be relevant to you in light of your personal investment or tax circumstances, and does not address persons that are subject to special treatment under the U.S. federal income tax laws. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as banks and other financial institutions, broker-dealers, regulated investment companies, real estate investment trusts, insurance companies, mutual funds, tax-exempt organizations, governmental agencies, pension funds, persons holding their Sinclair Broadcast Common Stock as part of a hedging, conversion, straddle or similar transaction, persons that received their Sinclair Broadcast Common Stock in a compensatory transaction, through a tax qualified retirement plan or pursuant to the exercise of options or warrants, persons that own or have owned (directly, indirectly or constructively) five percent (5%) or more of Sinclair Broadcast Common Stock (by vote or value), U.S. expatriates, persons subject to the alternative minimum tax, entities or arrangements treated as partnerships for U.S. federal income tax purposes or other flow-through entities (and investors therein), subchapter S corporations (and investors therein), controlled foreign corporations, passive foreign investment companies, and persons who are not U.S. Holders (as defined below).

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of Sinclair Broadcast Common Stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of Sinclair Broadcast Common Stock and partners therein should consult their tax advisors regarding the consequences of the Restructuring.

All holders of Sinclair Broadcast Common Stock should consult their own tax advisors as to the particular tax consequences relevant to them of the Restructuring, including the applicability and effect of any U.S. federal, state, local, non-U.S. and other tax laws, and any changes (or proposed changes) in any tax laws or interpretations thereof.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Sinclair Broadcast Common Stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust (1) that is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (2) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

It is intended that the Restructuring qualify as a “reorganization” within the meaning of Section 368(a) of the Code. It is a condition to Sinclair Broadcast’s and New Sinclair’s obligations to complete the Restructuring that Sinclair Broadcast receive an opinion from Fried Frank or another law firm acceptable to Sinclair Broadcast to the effect that the Restructuring will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

It is the opinion of Fried Frank that the Restructuring will qualify as a reorganization within the meaning of Section 368(a) of the Code, and accordingly, for U.S. federal income tax purposes:

•	U.S. Holders will not recognize any gain or loss on the receipt of New Sinclair Common Stock in exchange for Sinclair Broadcast Common Stock pursuant to the Reorganization;

•

the aggregate tax basis of the New Sinclair Common Stock received in the Reorganization by a U.S. Holder will be the same as such U.S. Holder’s aggregate tax basis in the Sinclair Broadcast Common Stock surrendered in exchange therefor; and

•

the holding period of the New Sinclair Common Stock received by a U.S. Holder in connection with the Reorganization will include the holding period of the Sinclair Broadcast Common Stock surrendered in exchange therefor.

The opinion described above is and will be subject to customary assumptions, qualifications and limitations, and is and will be based on representations made by Sinclair Broadcast and New Sinclair regarding factual matters, and covenants undertaken by Sinclair Broadcast and New Sinclair, including that the Restructuring will be completed in accordance with the Reorganization Agreement, other applicable transaction documents and as further described in this joint proxy statement/prospectus. If any assumption or representation is inaccurate, or any covenant is not complied with, the tax consequences of the Restructuring could differ from those described above and the validity of the opinion described above may be adversely affected. The opinion is not binding on the Internal Revenue Service (the “IRS”) or the courts, and neither Sinclair Broadcast nor New Sinclair intends to request a ruling from the IRS regarding any matter related to the Restructuring. Consequently, there can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to the conclusions described above.

The discussion of the material U.S. federal income tax consequences set forth above is not a complete description of all of the consequences of the Restructuring. U.S. Holders should consult their tax advisors regarding the particular tax consequences of the Restructuring to them, including the effects of U.S. federal, state, local, non-U.S. and other tax laws.

Anticipated Accounting Treatment

For accounting purposes, the Reorganization will be treated as a transaction between entities under common control, resulting in no change in the carrying amount of Sinclair Broadcast’s existing assets or liabilities. The consolidated assets and liabilities of New Sinclair will be recorded at historical cost as reflected on the consolidated financial statements of Sinclair Broadcast immediately prior to the Reorganization. Accordingly, the consolidated financial statements of New Sinclair immediately following the Reorganization will be the same as the consolidated financial statements of Sinclair Broadcast immediately prior to the Reorganization.

Listing of New Sinclair’s Common Stock on the NASDAQ Stock Market; Delisting and Deregistration of Sinclair Broadcast’s Common Stock

Beginning at the effective time of the Reorganization, we expect the New Sinclair Class A Common Stock to trade on the NASDAQ Stock Market’s Global Select Market under the ticker symbol “SBGI,” the same market and ticker symbol currently used by the Sinclair Broadcast Class A Common Stock. In addition, New Sinclair will become a reporting company under the Exchange Act, and we expect New Sinclair to be a successor issuer to Sinclair Broadcast under the Exchange Act.

Following the Reorganization, the Sinclair Broadcast Class A Common Stock will no longer be listed on any securities exchange and will no longer be registered under the Exchange Act. In addition, Sinclair Broadcast will cease to be a reporting company under the Exchange Act.

New Sinclair Amended and Restated Articles of Incorporation and Bylaws

If the Holding Company Proposal is approved and the Reorganization is completed, you will be bound by the terms of the New Sinclair Articles of Incorporation and New Sinclair Bylaws in the forms attached to this joint proxy statement/prospectus as Appendix B and Appendix C, respectively. These organizational documents are the same as Sinclair Broadcast’s in all material respects.

Interests of Directors and Executive Officers in the Holding Company Proposal

Sinclair Broadcast’s directors and executive officers own shares of Sinclair Broadcast Class A Common Stock and options and/or other stock-based awards denominated in Sinclair Broadcast Class A Common Stock that entitle them to acquire shares of Sinclair Broadcast Class A Common Stock, and, to that extent, their interest in the Holding Company Proposal is the same as the interest in the Holding Company Proposal of Sinclair Broadcast’s stockholders generally. All of the outstanding shares of Sinclair Broadcast Class B Common Stock are held by David D. Smith, Dr. Frederick G. Smith, J. Duncan Smith and Robert E. Smith (the “controlling stockholders”), each of whom is a member of Sinclair Broadcast’s Board of Directors. As of April 18, 2023, our directors, executive officers and affiliates thereof beneficially owned shares of our common stock, representing approximately 82.6% of all votes entitled to be cast on the Holding Company Proposal. Each director and executive officer has advised us that she or he plans to vote all of her or his shares of common stock in favor of the holding company formation.

Required Vote

Under applicable Maryland law, the Holding Company Proposal requires the approval of the stockholders of Sinclair Broadcast by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. As a result, if a stockholder abstains or otherwise does not vote on the Holding Company Proposal, or if a stockholder holds shares in “street name” and does not provide instructions to such stockholder’s broker, it has the same effect as a vote AGAINST the Holding Company Proposal.

On the Holding Company Proposal, pursuant Sinclair Broadcast’s articles of incorporation as in effect as of the date of this joint proxy statement/prospectus, each outstanding share of Sinclair Broadcast Class A Common Stock is entitled to one vote per share, and each outstanding share of Sinclair Broadcast Class B Common Stock is entitled to ten votes per share.

Statutory Appraisal/Dissenters’ Rights

Under applicable Maryland law, holders of Sinclair Broadcast Common Stock do not have appraisal or dissenters’ rights with respect to the Reorganization.

Regulatory Matters

No federal or state regulatory requirements must be complied with and no federal or state regulatory approvals must be obtained in connection with the Holding Company Proposal, other than compliance with applicable federal and state securities laws, and the requirement that the Reorganization be approved by the FCC. The approval of the FCC has been obtained, and the continued effectiveness of the FCC’s approval is a condition to completing the Reorganization. See “The Holding Company Proposal—Conditions to Completion of the Reorganization.”

DESCRIPTION OF NEW SINCLAIR’S CAPITAL STOCK

New Sinclair was incorporated in the State of Maryland under the name Sinclair Subsidiary I, Inc. New Sinclair’s name was subsequently changed to Sinclair, Inc. Effective as of the effective time of the Reorganization, New Sinclair’s articles of incorporation and bylaws will be amended and restated in the forms of the New Sinclair Articles of Incorporation and New Sinclair Bylaws attached to this joint proxy statement/prospectus as Appendix B and Appendix C, respectively, which are the same as Sinclair Broadcast’s in all material respects. The New Sinclair Articles of Incorporation and the New Sinclair Bylaws, together with the MGCL, will govern the rights of New Sinclair’s stockholders from and after the Reorganization.

The following description summarizes certain material terms of New Sinclair’s capital stock, which are the same as Sinclair Broadcast’s in all material respects. This description also contains summaries of relevant portions of the MGCL, and the New Sinclair Articles of Incorporation and New Sinclair Bylaws. The following summary does not purport to be complete and is subject to and qualified in its entirety by reference to the forms of organizational documents attached to this joint proxy statement/prospectus as Appendices B and C, as well as the MGCL. We encourage you to read the MGCL and the organizational documents for additional information.

General

New Sinclair’s authorized capital stock consists of 500,000,000 shares of Class A Common Stock, 140,000,000 shares of Class B Common Stock, and 50,000,000 shares of preferred stock, par value $0.01 per share. As of April 17, 2023, the record date for the special meeting, there were 42,113,541 shares of Sinclair Broadcast Class A Common Stock outstanding, 23,775,056 shares of Sinclair Broadcast Class B Common Stock outstanding and no shares of Sinclair Broadcast’s preferred stock outstanding. Upon completion of the Reorganization, the number of shares of New Sinclair Common Stock that will be outstanding will be the same as the number of shares of Sinclair Broadcast Common Stock outstanding immediately prior to the Reorganization.

New Sinclair Class A Common Stock

Voting Rights

Each holder of New Sinclair Class A Common Stock will be entitled to one vote per share. The holders of all classes of common stock entitled to vote will vote together as a single class on all matters presented to the stockholders for their vote or approval, including the election of directors, except as otherwise required by the MGCL. There will be no cumulative voting in the election of directors.

Dividends

Subject to the rights of New Sinclair’s outstanding preferred stock, if any, which may be hereafter classified and issued, holders of New Sinclair Class A Common Stock will be entitled to receive dividends, if any, as may be declared by New Sinclair’s Board of Directors out of funds legally available therefor. All holders of New Sinclair’s common stock will have identical rights to receive any dividends or distributions, and no dividends or distributions will be paid on any shares of New Sinclair Class A Common Stock unless the same is paid on all shares of New Sinclair Common Stock.

Preemptive Rights

Holders of shares of New Sinclair Class A Common Stock will not have any preemptive rights.

Redemption Rights

Shares of New Sinclair Class A Common Stock will not be subject to redemption by operation of a sinking fund or otherwise.

Conversion Rights

Shares of New Sinclair Class A Common Stock will not be convertible into any other security.

Liquidation Rights

In the event of any liquidation, dissolution, or winding up of New Sinclair, after the payment of debts and liabilities and subject to the prior rights of the preferred stockholders, if any, and the rights of the holders of New Sinclair Class B Common Stock, the holders of New Sinclair Class A Common Stock will be entitled to receive any of New Sinclair’s assets available for distribution to its stockholders ratably in proportion to the number of shares held by them.

Transfer Agent and Registrar

The transfer agent and registrar for New Sinclair Class A Common Stock will be American Stock Transfer & Trust Company.

Listing

We expect the New Sinclair Class A Common Stock to be listed on the NASDAQ Stock Market’s Global Select Market under the ticker symbol “SBGI,” the same market and ticker symbol currently used by the Sinclair Broadcast Class A Common Stock.

New Sinclair Class B Common Stock

The rights of the holders of the New Sinclair Class B Common Stock will be identical with those of the New Sinclair Class A Common Stock in all respects, except for voting rights and the right of New Sinclair Class B Common Stock to convert into New Sinclair Class A Common Stock. Further, in any merger, consolidation or business combination, the consideration to be received per share by the holders of the New Sinclair Class A Common Stock must be identical to that received by the holders of the New Sinclair Class B Common Stock, except that in any transaction in which shares of a third party’s common stock are distributed in exchange for New Sinclair’s common stock, the shares may differ as to voting rights to the extent that the voting rights differed among the classes of common stock before such transaction. All outstanding shares of Sinclair Broadcast Class B Common Stock are, and, after the Reorganization, all outstanding shares of New Sinclair Class B Common Stock are expected to be, held by the controlling stockholders. The controlling stockholders have entered into a stockholders’ agreement pursuant to which they have agreed to vote for each other as candidates for election to Sinclair Broadcast’s Board of Directors until December 31, 2025, and we expect this stockholders’ agreement to be amended in connection with the Reorganization so that it applies to New Sinclair’s Board of Directors.

Voting Rights

The holders of the New Sinclair Class B Common Stock will be entitled to ten votes per share except in certain circumstances described below. The holders of all classes of common stock entitled to vote will vote together as a single class on all matters presented to the stockholders for their vote or approval except as otherwise required by the MGCL.

Notwithstanding the foregoing, the holders of New Sinclair Class B Common Stock will be entitled to only one vote per share, voting as a single class with the holders of New Sinclair Class A Common Stock, with respect to any proposed: (a) “going private” transaction; (b) sale or other disposition of all or substantially all of New Sinclair’s assets; (c) sale or transfer which would cause a fundamental change in the nature of New Sinclair’s business; or (d) merger or consolidation of New Sinclair in which the holders of New Sinclair’s common stock will own less than 50% of the common stock following the transaction. A “going private” transaction is defined as any “Rule 13e-3 transaction,” as that term is defined in Rule 13e-3 promulgated under the Exchange Act, between New Sinclair and (1) any of the controlling stockholders, (2) any affiliate, as defined below, of the controlling stockholders or (3) any group of which the controlling stockholders are an affiliate or of which the controlling stockholders are a member. An “affiliate” is defined as the following: (i) any individual or entity who or that, directly or indirectly, controls, is controlled by, or is under the common control of the controlling stockholders; (ii) any corporation or organization (other than us or one of our majority-owned subsidiaries) of which any of the controlling stockholders is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of voting securities or in which any of the controlling stockholders has a substantial beneficial interest; (iii) a voting trust or similar arrangement pursuant to which the controlling stockholders generally control the vote of the shares of common stock held by or subject to any trust or arrangement; (iv) any other trust or estate in which any of the controlling stockholders has a substantial beneficial interest or as to which any of the controlling stockholders serves as a trustee or in a similar fiduciary capacity; or (v) any relative or spouse of the controlling stockholders or any relative of the spouse who has the same residence as any of the controlling stockholders.

Conversion

Except for transfers to a permitted transferee (generally, related parties of the controlling stockholders), any transfer of shares of New Sinclair Class B Common Stock held by any of the controlling stockholders will cause the shares to be automatically converted to New Sinclair Class A Common Stock. Holders of New Sinclair Class B Common Stock may, however, pledge their shares of New Sinclair Class B Common Stock pursuant to a bona fide pledge of such shares as collateral security for any indebtedness due to the pledge without causing an automatic conversion into New Sinclair Class A Common Stock, so long as such shares may not be transferred to or registered in the name of the pledge unless such pledge is a permitted transferee. In the event of a foreclosure or other similar action by a pledgee who is not a permitted transferee, such pledged shares of New Sinclair Class B Common Stock shall be converted automatically, without any act or deed on the part of New Sinclair or any other person, into shares of New Sinclair Class A Common Stock as provided above.

If the total number of shares of New Sinclair Common Stock held by the controlling stockholders falls to below 10% of the total number of shares of New Sinclair Common Stock outstanding, all of the outstanding shares of New Sinclair Class B Common Stock automatically will be classified as New Sinclair Class A Common Stock.

In addition to the above conversion terms of New Sinclair Class B Common Stock, each holder of New Sinclair Class B Common Stock will have the right to convert his shares at any time into New Sinclair Class A Common Stock.

Any conversion of New Sinclair Class B Common Stock into New Sinclair Class A Common Stock shall be at a one-to-one ratio, and the New Sinclair Class A Common Stock issued upon any such conversion shall be deemed to be fully paid and nonassessable.

Transfer Agent and Registrar

The transfer agent and registrar for the New Sinclair Class B Common Stock is Thomas & Libowitz, P.A.

Listing

We do not expect the New Sinclair Class B Common Stock to be listed on any securities exchange or automated quotation system.

Certain Provisions of Maryland Law and New Sinclair’s Articles of Incorporation and Bylaws

Limitation of Liability of Directors and Officers

The New Sinclair Bylaws provide that each director shall perform his or her duties in good faith and with such care as an ordinarily prudent person in like position would use under similar circumstances. In performing his or her duties, each director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in which case prepared or presented by: (a) one or more officers or employees of ours whom the director reasonably believes to be reliable and competent in the matters presented; (b) counsel, certified public accountants or other persons as to matters which the director reasonably believes to be within such person’s professional or expert competence; or (c) a committee of New Sinclair’s Board of Directors that has been duly designated upon which such director does not serve as to matters within its designated authority, which committee such director reasonably believes to merit confidence. The New Sinclair Bylaws provide that a director shall not be considered to be acting in good faith if he or she has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted. A director who performs his or her duties in compliance with the foregoing shall have no liability by reason of being or having been a director of New Sinclair.

The New Sinclair Articles of Incorporation also contain a provision eliminating personal liability of a present or former director or officer of New Sinclair or its stockholders for money damages.

Indemnification of Directors and Officers

The New Sinclair Articles of Incorporation and New Sinclair Bylaws require New Sinclair to indemnify its directors and officers to the fullest extent permitted by Maryland law. Under current Maryland law, New Sinclair will indemnify (i) any director or officer who has been successful, on the merits or otherwise, in the defense of a proceeding to which he or she was made a party by reason of his or her service in that capacity, against reasonable expense incurred by him or her in connection with the proceeding and (ii) any present or former director or officer against any claim or liability unless it is established that (a) his or her act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (b) he or she actually received an improper personal benefit in money, property or services; or (c) in the case of a criminal proceeding, he or she had reasonable cause to believe that his or her act or omission was unlawful. In addition, the New Sinclair Articles of Incorporation and New Sinclair Bylaws require New Sinclair to pay or reimburse, in advance of the final disposition of a proceeding, expenses incurred by a director or officer to the fullest extent provided by Maryland law. Current Maryland law provides that we shall have received, before providing any such payment or reimbursement, (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us as authorized by Maryland law and our bylaws and (ii) a written undertaking by or on his or her behalf to repay the amount paid or reimbursed by us if it shall ultimately be determined that the standard of conduct was not met. The New Sinclair Articles of Incorporation and New Sinclair Bylaws also permit New Sinclair’s Board of Directors to provide indemnification, payment or reimbursement of expenses to any of our employees or agents in such capacity. The New Sinclair Articles of Incorporation also provide that no amendment thereto may limit or eliminate this limitation of liability with respect to events occurring prior to the effective date of such amendment.

Meetings of Stockholders

The New Sinclair Bylaws provide for an annual meeting of stockholders to elect individuals to the Board of Directors and transact such other business as may properly be brought before the meeting. Special meetings of stockholders may be called at any time by the Chairman of the Board of Directors, the President, a Vice President, the Secretary or any director of the Board of Directors upon the request in writing of the holders of a majority of all the votes entitled to be cast with regard to the business to be transacted at such special meeting and such request shall state the purpose of purposes of the special meeting. Business transacted at all special meetings of stockholders shall be confined to the purpose or purposes listed in the notice of such special meeting.

Voting as a Separate Class

Under the MGCL, holders of New Sinclair Common Stock are entitled to vote as a separate class with respect to any amendment of New Sinclair’s articles of incorporation that would increase or decrease the aggregate number of authorized shares of the class, increase or decrease the par value of the shares of the class or modify or change the powers, preferences or special rights of the shares of the class so as to adversely affect the class.

Business Combinations

The MGCL prohibits New Sinclair from entering into “business combinations” and other corporate transactions unless special actions are taken. The business combinations that require these special actions include a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or issuance of equity securities when the combination is between us and an “interested stockholder” (as defined below). An interested stockholder is any person who beneficially owns 10% or more of the voting power of our shares, or any of our affiliates which beneficially owned 10% or more of the voting power of our shares within two years prior to the date in question.

New Sinclair may not engage in a business combination with an interested stockholder or any of its affiliates for five years after the interested stockholder becomes an interested stockholder. New Sinclair may engage in business combinations with an interested stockholder if at least five years have passed since the person became an interested stockholder, but only if the transaction is recommended by the Board of Directors and approved by at least 80% of our outstanding shares entitled to vote and two-thirds of the outstanding shares entitled to vote that are not held by the interested stockholder.

Stockholder approval will not be required if the stockholders receive a minimum price (as defined in the statute) for their shares and our stockholders receive cash or the same form of consideration as the interested stockholder paid for its shares.

This prohibition does not apply to business combinations that are exempted by the Board of Directors before the interested stockholder becomes an interested stockholder. It is anticipated that New Sinclair’s Board of Directors will exempt from the Maryland statute any business combination with the controlling stockholders, any present or future affiliate or associate of any of them, or any other person acting in concert or as a group with any of the foregoing persons.

Control Share Acquisitions.

The MGCL provides that “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights unless two-thirds of the stockholders (excluding shares owned by the acquirer, and by the officers and directors who are employees of the Maryland corporation) approve their voting rights.

“Control Shares” are shares that, if added with all other shares previously acquired, would entitle that person to vote, in electing the directors, 10% or more but less than one-third of such shares, one-third or more but less than a majority of such shares, or a majority of the outstanding shares. Control shares do not include shares the acquiring person is entitled to vote with stockholder approval. A “control share acquisition” means the acquisition of control shares, subject to certain exceptions.

If this provision becomes applicable to New Sinclair, a person who has made or proposes to make a control share acquisition could, under certain circumstances, compel New Sinclair’s Board of Directors to call a special meeting of stockholders to consider the voting rights of the control shares. New Sinclair could also present the question at any stockholders’ meeting on its own.

If this provision becomes applicable to New Sinclair, subject to certain conditions and limitations, we would be able to redeem any or all control shares. If voting rights for control shares were approved at a stockholders’ meeting and the acquirer were entitled to vote a majority of the shares entitled to vote, all other stockholders could exercise appraisal rights and exchange their shares for a fair value as defined by statute.

The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by New Sinclair’s articles of incorporation or bylaws.

Foreign Ownership

Under the New Sinclair Articles of Incorporation and in order to comply with rules and regulations administered by the FCC, we are not permitted to issue or transfer on our books any of our capital stock to or for the account of any non-U.S. Person (as defined below) if after giving effect to the issuance or transfer, the capital stock held by or for the account of any non-U.S. Person(s) would exceed, individually or in the aggregate, 25% of our capital stock at any time outstanding. Pursuant to the New Sinclair Articles of Incorporation, New Sinclair will have the right to repurchase any shares of its capital stock owned beneficially by a non-U.S. Person or non-U.S. Persons at the fair market value to the extent necessary, in the judgment of the Board of Directors, to comply with the foregoing ownership restrictions. The New Sinclair Articles of Incorporation also provide that no non-U.S. Person(s) shall be entitled to vote, direct or control the vote of more than 25% of the total voting power of all of the shares of New Sinclair’s capital stock outstanding and entitled to vote at any time and from time to time.

The New Sinclair Articles of Incorporation also provide that no non-U.S. Person shall be qualified to act as an officer of New Sinclair at any time and that no more than 25% of the total number of directors of New Sinclair at any time may be non-U.S. Persons. The New Sinclair Articles of Incorporation give the Board of Directors all powers necessary to implement and administer the foregoing provisions.

For purposes of the New Sinclair Articles of Incorporation, a non-U.S. Person is: (i) a person who is a citizen of a country other than the United States; (ii) any entity organized under the laws of a government other than the government of the United States or any state, territory, or possession of the United States; (iii) a government other than the government of the United States or of any state, territory, or possession of the United States; or (iv) a representative of, or an individual or entity controlled by, any of the foregoing.

QUESTIONS AND ANSWERS ABOUT THE HOLDING COMPANY PROPOSAL

The following questions and answers are intended to address briefly some questions regarding the Holding Company Proposal. These questions and answers do not address all questions that may be important to you as a stockholder of Sinclair Broadcast. Please refer to “The Holding Company Proposal” and the more detailed information contained elsewhere in this joint proxy statement/prospectus and the documents incorporated by reference into this joint proxy statement/prospectus, which you should read carefully.

Q: What is the Holding Company Proposal?

A: We are asking you to approve the Reorganization, by which New Sinclair, a new Maryland corporation, will become the publicly-traded parent company of Sinclair Broadcast and its subsidiaries. The Reorganization will be effected through a share exchange under Maryland law pursuant to the Reorganization Agreement. At the effective time of the Reorganization, each outstanding share of Sinclair Broadcast Common Stock will be exchanged automatically on a one-for-one basis with an equivalent share of New Sinclair Common Stock. Your approval of the Holding Company Proposal will constitute approval of the Reorganization and the Reorganization Agreement, as described in more detail in this joint proxy statement/prospectus.

Q: Why is Sinclair Broadcast proposing the Reorganization?

A: Sinclair Broadcast’s senior management team and Board of Directors believe that in a holding company structure, our Other Assets can receive greater visibility outside the “broadcast” umbrella, and that the Reorganization can unlock unrecognized value and provide structural flexibility for the growth and monetization of our current and potential future media and non-media businesses.

Q: Why are Sinclair Broadcast’s stockholders being asked to vote on the Holding Company Proposal?

A: Under Maryland law, the share exchange requires the approval of Sinclair Broadcast’s stockholders, even though they will receive an identical number of shares, with the same rights, in New Sinclair that they held in Sinclair Broadcast immediately prior to the share exchange.

Q: What vote is required to approve the Holding Company Proposal?

A: Under applicable Maryland law, the Holding Company Proposal requires the approval of the stockholders of Sinclair Broadcast by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

Q: Will the management, business or capital structure of the company change as a result of the Reorganization?

A: No. The management and business of New Sinclair immediately following the Reorganization will be the same as Sinclair Broadcast’s immediately before the Reorganization. The directors and executive officers of Sinclair Broadcast will serve in the same capacities for New Sinclair, including their capacities as members of committees of the Board of Directors. The borrowers, issuers and guarantors under our consolidated indebtedness are expected to be unchanged. We expect Sinclair Television Group, Inc., a wholly-owned subsidiary of Sinclair Broadcast, to continue to be the issuer and borrower with respect to indebtedness under Sinclair Broadcast as it has been in the past, and Sinclair Broadcast’s downstream guaranties will continue as they do today. We do not expect New Sinclair or Sinclair Ventures to guaranty the indebtedness of Sinclair Broadcast or its subsidiaries.

Q: What will happen to my stock as a result of the Reorganization?

A: At the effective time of the Reorganization, each share of Sinclair Broadcast Common Stock will be exchanged on a one-for-one basis for an equivalent share of New Sinclair Common Stock. As a result, you will become a stockholder of New Sinclair and will own the same number, percentage and class of shares of New

Sinclair Common Stock that you now own of Sinclair Broadcast Common Stock. We expect that the New Sinclair Class A Common Stock will be listed on the NASDAQ Stock Market’s Global Select Market under the ticker symbol “SBGI,” the same market and ticker symbol currently used by the Sinclair Broadcast Class A Common Stock.

Q: Will my rights as a New Sinclair stockholder be different from my rights as a Sinclair Broadcast stockholder?

A: No. New Sinclair is a Maryland corporation governed by the MGCL just as Sinclair Broadcast currently is. From and after the Reorganization, the New Sinclair Articles of Incorporation and New Sinclair Bylaws will be the same as Sinclair Broadcast’s in all material respects. For more information, see “Description of New Sinclair’s Capital Stock.”

Q: Will I have to turn in my stock certificates?

A: No. If you hold physical certificates representing shares of Sinclair Broadcast Common Stock, you do not need to turn them in as part of the Reorganization. At the effective time of the Reorganization, each certificate representing shares of Sinclair Broadcast Common Stock will automatically be deemed to represent the same number and class of New Sinclair Common Stock.

Q: Will the CUSIP number for my common stock change as a result of the Reorganization?

A: Yes. Following the Reorganization, the CUSIP number for your shares of New Sinclair Class A Common Stock will be 829242 106.

Q: Does the Reorganization affect my U.S. federal income taxes?

A: We expect the Reorganization, together with the other organizational changes we intend to make in connection with the Reorganization, to be tax-free to the holders of Sinclair Broadcast Common Stock for U.S. federal income tax purposes. We expect that you will not recognize any gain or loss for U.S. federal income tax purposes upon your receipt of New Sinclair Common Stock in exchange for your shares of Sinclair Broadcast Common Stock in the Reorganization. The tax consequences to you will depend on your own situation. We urge you to consult your own tax advisors concerning the specific tax consequences of the Reorganization to you, including any foreign, state, or local tax consequences of the holding company formation. For further information, see “The Holding Company Proposal—Material U.S. Federal Income Tax Consequences.”

Q: How will the Reorganization be treated for accounting purposes?

A: For accounting purposes, the Reorganization will be treated as a transaction between entities under common control, resulting in no change in the carrying amount of Sinclair Broadcast’s existing assets or liabilities. The consolidated assets and liabilities of New Sinclair will be recorded at historical cost as reflected on the consolidated financial statements of Sinclair Broadcast immediately prior to the Reorganization. Accordingly, the consolidated financial statements of New Sinclair immediately following the Reorganization will be the same as the consolidated financial statements of Sinclair Broadcast immediately prior to the Reorganization.

Q: If Sinclair Broadcast’s stockholders approve the Holding Company Proposal, when will the Reorganization occur?

A: The Reorganization will be effective at the time set forth in the articles of share exchange we file in the Maryland State Department of Assessments and Taxation. We currently plan to cause the Reorganization to be effective as of the first day of the calendar month immediately following satisfaction of all the applicable conditions described above. We intend to complete the other organizational changes related to the Reorganization, such as converting Sinclair Broadcast into a limited liability company, promptly following the effective time of the Reorganization. Nonetheless, we may delay or terminate the Reorganization, even following approval by Sinclair Broadcast’s stockholders.

Q: Do I have dissenters’ or appraisal rights in connection with the Holding Company Proposal?

A: No. Under applicable Maryland law, holders of Sinclair Broadcast Common Stock do not have appraisal or dissenters’ rights with respect to the Reorganization.

ADDITIONAL INFORMATION

Legal Matters

The validity of the securities being offered by this joint proxy statement/prospectus will be passed upon for us by Pillsbury Winthrop Shaw Pittman LLP.

Experts

The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in the Report of Management on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Sinclair Broadcast Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2022 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Where You Can Find Additional Information

Sinclair Broadcast files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. Sinclair Broadcast’s filings are available to the public at the SEC’s website at http://www.sec.gov. The Sinclair Broadcast Class A Common Stock is listed on the NASDAQ Stock Market’s Global Select Market under the ticker symbol “SBGI.” You may inspect our reports, proxy statements and other information at the NASDAQ Stock Market, One Liberty Plaza, 165 Broadway, New York, New York 10006. In addition, we maintain a website that contains information about us at http://www.sbgi.net. The information found on, or otherwise accessible through, our website is not incorporated into, and does not form a part of, this joint proxy statement/prospectus or any accompanying prospectus supplement or any other report or document we file with or furnish to the SEC.

We have filed with the SEC a registration statement (of which this joint proxy statement/prospectus is a part) on Form S-4 under the Securities Act with respect to the New Sinclair Common Stock being offered to the holders of Sinclair Broadcast Common Stock. This joint proxy statement/prospectus and any accompanying prospectus supplement do not contain all of the information set forth in the registration statement, including the exhibits and schedules thereto, certain parts of which are omitted as permitted by the rules and regulations of the SEC. Statements contained in this joint proxy statement/prospectus and any accompanying prospectus supplement as to the contents of any contract or other document referred to in, or incorporated by reference into, this joint proxy statement/prospectus and any accompanying prospectus supplement are not necessarily complete and, where that contract is an exhibit to the registration statement, each statement is qualified in all respects by the exhibit to which the reference relates. Copies of this registration statement may be examined at the SEC’s Public Reference Room and copies may be obtained therefrom upon payment of prescribed fees. This registration statement is also available to you on the SEC’s website.

The SEC allows us to “incorporate by reference” certain information we file with the SEC, which means that we can disclose important information to you by referring to those documents. The information incorporated by reference is an important part of this joint proxy statement/prospectus. Any statement contained in a document which is incorporated by reference into this prospectus is automatically updated and superseded if information contained in this joint proxy statement/prospectus, or information that we later file with the SEC, modifies or replaces this information. We incorporate by reference the following documents filed with the SEC:

•	Sinclair Broadcast’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023;

•	Sinclair Broadcast’s Current Reports on Form 8-K filed with the SEC on February 10, 2023 and April 3, 2023; and

•

the description of Sinclair Broadcast’s capital stock contained in Exhibit 4.4 of Sinclair Broadcast’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023.

We are also incorporating by reference additional documents that we file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, between the date of this joint proxy statement/prospectus and the date of the special meeting. We are not, however, incorporating by reference any documents or portions thereof, whether specifically listed above or filed in the future, that are not deemed “filed” with the SEC, including our compensation committee report and performance graph (incorporated by reference into the Annual Report on Form 10-K) or any information furnished pursuant to Items 2.02 or 7.01 of Form 8-K or certain exhibits furnished pursuant to Item 9.01 of Form 8-K.

You may request a copy of any or all of the documents incorporated by reference into this prospectus, except the exhibits to such documents (unless such exhibits are specifically incorporated by reference into such documents), at no cost, by writing or calling our offices at the following address:

Sinclair Broadcast Group, Inc.

10706 Beaver Dam Road

Hunt Valley, MD 21030

Attention: David Bochenek, Senior Vice President and Chief Accounting Officer

(410) 568-1500

In order to obtain timely delivery, you must request the information no later than May 17, 2023, which is five business days before the special meeting.

THIS JOINT PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS JOINT PROXY STATEMENT/PROSPECTUS TO VOTE YOUR SHARES AT THE SPECIAL MEETING. NEITHER SINCLAIR BROADCAST NOR NEW SINCLAIR HAS AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS. THIS JOINT PROXY STATEMENT/PROSPECTUS IS DATED APRIL 26, 2023. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS JOINT PROXY STATEMENT/PROSPECTUS TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

APPENDIX A

AGREEMENT OF SHARE EXCHANGE AND PLAN OF REORGANIZATION

Dated as of April 3, 2023

This AGREEMENT OF SHARE EXCHANGE AND PLAN OF REORGANIZATION (this “Agreement”) is entered into as of April 3, 2023 by and among Sinclair Broadcast Group, Inc., a Maryland corporation (“SBG”), Sinclair, Inc., a Maryland corporation (“Holdco”), and Sinclair Holdings, LLC, a Maryland limited liability company (“Intermediate LLC” and, together with SBG and Holdco, collectively the “Parties”).

BACKGROUND

A. The Parties intend to effect a reorganization (the “Reorganization”) that will entail the following, each as described more fully in this Agreement:

(i)	The articles of incorporation and bylaws of Holdco will be amended such that they are substantially similar to the articles of incorporation and bylaws of SBG as of the date hereof.

(ii)

SBG and Holdco will effect a share exchange (the “Share Exchange”) under Section 3-102(a)(7) of the Maryland General Corporation Law (the “MGCL”), in connection with which Holdco will be the “successor” referred to in clause (i) thereof and SBG will be “the corporation the stock of which is to be acquired” referred to in clause (ii) thereof. In the Share Exchange, each outstanding share of stock of SBG will be exchanged for an equivalent share of stock of Holdco as described more fully herein, and Holdco will acquire all of the outstanding shares of SBG, such that SBG will become a wholly-owned subsidiary of Holdco.

(iii)	After the Share Exchange, SBG will convert from a Maryland corporation to a Maryland limited liability company to be named Sinclair Broadcast Group, LLC (the “SBG LLC Conversion”).

(iv)

After the SBG LLC Conversion, SBG will transfer all of the outstanding membership interests of Intermediate LLC to Holdco (the “Intermediate LLC Transfer”), such that Intermediate LLC will become a wholly-owned subsidiary of Holdco.

(v)

After the Intermediate LLC Transfer, Holdco will contribute all of the outstanding membership interests of SBG to Intermediate LLC (the “SBG Transfer”), such that SBG will become a wholly-owned subsidiary of Intermediate LLC.

B. Pursuant to Section 3-105(b) of the MGCL, at a meeting held on February 21, 2023, SBG’s board of directors approved the Reorganization, subject to the conditions set forth herein, and adopted a resolution declaring the Share Exchange advisable and directing that the Share Exchange be submitted for consideration at a special meeting of SBG shareholders. The board of directors of Holdco has approved the Reorganization, including the Share Exchange, pursuant to Section 3-105(a)(3) of the MGCL. SBG, as the sole member of Intermediate LLC, has approved the Reorganization.

C. It is intended that, for U.S. federal income tax purposes (and, where applicable, state and local tax purposes), the Share Exchange and the SBG LLC Conversion, taken together, shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement shall constitute a “plan of reorganization” within the meaning of the Code and the Treasury regulations promulgated thereunder.

AGREEMENT

NOW THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

ARTICLE I

THE REORGANIZATION

Section 1.1 Timing. Subject to (i) the closing conditions set forth herein, (ii) the final form of the articles of share exchange filed with the Maryland State Department of Assessments and Taxation to effect the Share Exchange, which are expected to be substantially in the form attached hereto as Exhibit A (the “Articles of Share Exchange”), and the other documents and filings that effect the Reorganization and (iii) further revision by the Parties, the Parties expect the timing of the steps in the Reorganization to be as follows:

(a) The Share Exchange will be effected pursuant to the Articles of Share Exchange and will be effective at the time specified in the Articles of Share Exchange. The Articles of Share Exchange will specify that the Share Exchange will be effective at 12:00 a.m. (the “Share Exchange Effective Time”) on a date to be referred to herein as the closing date (the “Closing Date”).

(b) The SBG LLC Conversion will be effected pursuant to the articles of conversion filed with the Maryland State Department of Assessments and Taxation to effect the SBG LLC Conversion (the “Articles of Conversion”) and will be effective at the time specified in the Articles of Conversion. The Articles of Conversion will specify that the SBG LLC Conversion will be effective at 12:01 a.m. on the Closing Date (the “Conversion Effective Time”).

(c) The Intermediate LLC Transfer is expected to be effective at 12:00 a.m. on the day immediately following the Closing Date.

(d) The SBG Transfer is expected to be effective at 12:01 a.m. on the day immediately following the Closing Date.

Section 1.2 Share Exchange; Effect on Capital Stock. At the Share Exchange Effective Time, and subject to the closing conditions set forth herein and the other provisions of this Agreement and the Articles of Share Exchange:

(a) Each outstanding share or fraction of a share of SBG’s Class A common stock, par value $.01 per share (the “SBG Class A Common Stock”), shall, without any further action on the part of the holder thereof, automatically and by operation of law be exchanged for a share or fraction of a share of Holdco’s Class A common stock, par value $.01 per share (the “Holdco Class A Common Stock”), on a one-for-one basis. Thereafter, each holder of a share or fraction of a share of Holdco Class A Common Stock shall have full and exclusive power to vote such shares, to receive dividends thereon and to exercise all rights of an owner thereof.

(b) Each outstanding share or fraction of a share of SBG’s Class B common stock, par value $.01 per share (the “SBG Class B Common Stock” and, together with the SBG Class A Common Stock, collectively the “SBG Stock”), shall, without any further action on the part of the holder thereof, automatically and by operation of law be exchanged for a share or fraction of a share of Holdco’s Class B common stock, par value $.01 per share (the “Holdco Class B Common Stock” and, together with the Holdco Class A Common Stock, collectively the “Holdco Stock”), on a one-for-one basis. Thereafter, each holder of a share or fraction of a share of Holdco Class B Common Stock shall have full and exclusive power to vote such shares, to receive dividends thereon and to exercise all rights of an owner thereof.

(c) All of Holdco’s shares of capital stock that were issued and outstanding immediately prior to the Share Exchange Effective Time shall be cancelled for no consideration and shall cease to be issued or outstanding.

(d) Holdco shall become the owner of all of the shares of SBG Stock that were issued and outstanding immediately prior to the Share Exchange Effective Time. Thereafter, Holdco shall have full and exclusive power to vote such shares, to receive dividends thereon and to exercise all rights of an owner thereof.

Section 1.3 Manner of Exchange; No Required Exchange of Stock Certificates. At the Share Exchange Effective Time:

(a) Where no physical certificate representing the SBG Stock has been issued in the name of a holder thereof, a “book-entry” (i.e., a computerized or manual entry) shall be made in the share records of Holdco to evidence the issuance to such holder of the number of uncertificated shares of Holdco Stock for which such SBG Stock has been exchanged pursuant to the Articles of Share Exchange, and Holdco shall cause each shareholder holding Holdco Stock in book entry form to be provided such information as shall be required by or necessary to comply with Maryland law.

(b) Each certificate which, immediately prior to the Share Exchange Effective Time, represented issued and outstanding SBG Stock (each, an “SBG Certificate”) shall be deemed for all purposes to evidence ownership of, and to represent, the number, class and series of Holdco Stock for which the SBG Stock represented by such SBG Certificate immediately prior to the Share Exchange Effective Time have been exchanged pursuant to the Articles of Share Exchange. The registered holder of any SBG Certificate outstanding immediately prior to the Share Exchange Effective Time, as such holder appears in the books and records of SBG, or of the transfer agent in respect of the SBG Stock, immediately prior to the Share Exchange Effective Time, shall, until such SBG Certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends or other distributions on, the shares of Holdco Stock for which the SBG Stock represented by such SBG Certificate have been exchanged pursuant to the Articles of Share Exchange, subject to the provisions of Maryland law.

(c) Following the Share Exchange Effective Time, Holdco may, in its discretion, mail or cause to be mailed to the persons who were registered holders of SBG Certificates immediately prior to the Share Exchange Effective Time, a letter of transmittal, in customary form, containing instructions for use in effecting the surrender of such SBG Certificates, if the holder so chooses, in exchange for a certificate (a “Holdco Certificate”), or, in Holdco’s discretion, uncertificated shares in book-entry form, representing the number, class and series of shares of Holdco Stock for which the SBG Stock represented by such SBG Certificate have been exchanged pursuant to the Articles of Share Exchange. Each Holdco Certificate, if any, shall comply with all requirements set forth in Holdco’s articles of incorporation or bylaws and applicable law with respect to notice of certain restrictions on ownership and transferability.

Section 1.4 No Dissenter’s Rights. In accordance with the provisions of Section 3-202(c)(1) of the MGCL, no dissenter’s rights or appraisal rights will be available to SBG’s shareholders in connection with the Share Exchange.

Section 1.5 Dividends. At the Share Exchange Effective Time and by operation of the Share Exchange, SBG’s obligations with respect to any dividends or other distributions to SBG’s shareholders that have been declared by SBG, but not paid prior to the Share Exchange Effective Time, will become the obligations of Holdco, and Holdco hereby agrees to assume such obligations.

Section 1.6 Assets, Liabilities and Contracts. Except as expressly agreed otherwise by the Parties, all of the assets, liabilities and employees of SBG and its subsidiaries prior to the Reorganization will remain the assets, liabilities and employees of SBG and such subsidiaries, notwithstanding the Share Exchange or other aspects of the Reorganization. Except as expressly agreed otherwise by the Parties, all of SBG’s or its subsidiaries’ rights and obligations under contracts to which they are parties shall remain the rights and obligations of SBG and such subsidiaries, notwithstanding the Share Exchange or other aspects of the Reorganization.

Section 1.7 Plan of Reorganization and Plan of Exchange. It is intended that the Share Exchange and the SBG LLC Conversion, taken together, will be treated as an integrated transaction for U.S. federal income tax purposes and will be undertaken pursuant to this Agreement, which is intended to constitute a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g). Each Party shall use commercially reasonable efforts to cause the Share Exchange and the SBG LLC Conversion, taken together, to qualify, and will not take any actions or cause any actions to be taken which would prevent the Share Exchange and the SBG LLC Conversion, taken together, from qualifying, as a reorganization within the meaning of Section 368(a) of the Code.

Section 1.8 Successor Issuer. It is the intent of the Parties that Holdco be deemed a “successor issuer” of SBG in accordance with Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), solely for purposes of the Exchange Act, and in accordance with Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”), solely for purposes of the Securities Act.

ARTICLE II

CLOSING CONDITIONS

Section 2.1 Closing Conditions. The consummation of the Share Exchange shall be subject to the following conditions precedent:

(a) Shareholder Approval. Pursuant to Section 3-105(e) of the MGCL, the Share Exchange shall have been approved by the shareholders of SBG by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

(b) Registration Statement. The registration statement (the “Registration Statement”) filed by Holdco with the United States Securities and Exchange Commission (the “SEC”) relating to the shares of Holdco Stock to be issued in the Share Exchange shall have become effective under the Securities Act of 1933, and no stop order suspending such effectiveness shall be in effect.

(c) Regulatory Approval. Any approvals for the Share Exchange or other aspects of the Reorganization that are required under the rules and regulations of the Federal Communications Commission shall have been obtained and shall be in full force and effect.

(d) Tax Opinions.

(i)

SBG shall have received (I) an opinion of its outside tax counsel to the effect that the Share Exchange and the SBG LLC Conversion, taken together, will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes, and (II) an opinion of its outside counsel filed as Exhibit 8.1 in connection with the Registration Statement to the effect that the Share Exchange and the SBG LLC Conversion, taken together, will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes.

(ii)

SBG and Holdco shall deliver to outside tax counsel for purposes of the opinions referenced in section 2.1(d)(i) a “Tax Representation Letter,” dated as of the Closing Date (and, if requested, as of the date the Registration Statement is filed with the SEC), signed by an officer of SBG and Holdco and containing representations of SBG and Holdco as shall be reasonably necessary or appropriate to enable outside tax counsel to render such opinions.

(e) Consents. The Parties shall have received all other consents, permissions and approvals, and shall have taken all other actions, that they determine to be necessary or advisable prior to the Reorganization.

ARTICLE III

MISCELLANEOUS

Section 3.1 Descriptive Headings. Descriptive headings in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

Section 3.2 Counterparts. For the convenience of the Parties, this Agreement may be executed in one or more counterparts, each of which shall be considered an original, and all of which taken together shall constitute a single instrument.

Section 3.3 Successors and Assigns. This Agreement may not be assigned by a Party without the written consent of the other Parties. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns of the Parties.

Section 3.4 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 3.5 Applicable Law. This Agreement, and any controversy or proceeding arising hereunder or in connection herewith, whether sounding in contract or tort, and whether brought at law or in equity, shall be governed by, construed and enforced in accordance with the laws of the State of Maryland without regard to any conflict of laws principles.

Section 3.6 Amendment and Termination. This Agreement may be amended or supplemented in any manner and from time to time prior to the Share Exchange Effective Time by a written instrument duly executed and delivered by all of the Parties. This Agreement may be terminated and the Share Exchange abandoned at any time prior to the Share Exchange Effective Time by action taken by the boards of directors of SBG and Holdco. In the event of the termination of this Agreement and abandonment of the Share Exchange, this Agreement shall become void and have no effect, without any liability on the part of any Party or its directors, officers or shareholders.

Section 3.7 Conflicting Terms. In event of a conflict between the terms of this Agreement and the terms of the Articles of Share Exchange in the form filed with the Maryland State Department of Assessments and Taxation, the terms of such Articles of Share Exchange shall prevail.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

Sinclair Broadcast Group, Inc., a Maryland corporation

By:	/s/ Christopher S. Ripley
Name:	Christopher S. Ripley
Title:	President and Chief Executive Officer

Sinclair, Inc., a Maryland corporation

By:	/s/ Christopher S. Ripley
Name:	Christopher S. Ripley
Title:	President and Chief Executive Officer

Sinclair Holdings, LLC, a Maryland limited liability company

By:	/s/ Christopher S. Ripley
Name:	Christopher S. Ripley
Title:	President and Chief Executive Officer

APPENDIX B

SINCLAIR, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

THIS IS TO CERTIFY THAT:

FIRST: Sinclair, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its Charter as currently in effect and as hereinafter amended.

SECOND: These Articles of Amendment and Restatement shall be effective as of 12:00 a.m. on [___________], 2023.

THIRD: The following provisions are all of the provisions of the Charter currently in effect and as hereinafter amended:

ARTICLE FIRST: Name. The name of the Corporation is:

Sinclair, Inc.

ARTICLE SECOND: Purpose. The purpose for which the Corporation is formed and the business or object to be carried on and promoted by it are as follows: to engage in any lawful business or other activity for which corporations may be organized under the laws of the State of Maryland, including to do anything permitted by Section 2-103 of the Maryland General Corporation Law.

ARTICLE THIRD: Capital Structure. The total number of shares of all classes of stock which the Corporation has authority to issue is six hundred and ninety million (690,000,000) shares, having an aggregate par value of six million nine hundred thousand dollars ($6,900,000.00), consisting of five hundred million (500,000,000) shares of Class A Common Stock with a par value of one cent ($.01) per share (the “Class A Common Stock”), one hundred and forty million (140,000,000) shares of Class B Common Stock with a par value of one cent ($.01) per share (the “Class B Common Stock”), and fifty million (50,000,000) shares of Preferred Stock with a par value of one cent ($.01) per share (the “Preferred Stock”). Class A Common Stock and Class B Common Stock are hereinafter collectively referred to as “Common Shares”.

ARTICLE FOURTH: Voting Rights.

(a) Holders of Class A Common Stock are entitled to one (1) vote per share of such stock held and, except as provided below, holders of Class B Common Stock are entitled to ten (10) votes per share of such stock held with respect to matters properly submitted for the vote of holders of Common Shares at any duly constituted meeting of stockholders. The holders of Common Shares will vote together as a single class on all matters properly presented to the stockholders for their vote unless otherwise required by law. The holders of the Common Shares are not entitled to cumulate votes in the election of any directors.

(b) Notwithstanding the foregoing, holders of Class B Common Stock shall be entitled to one (1) vote per share with respect to: (i) any proposed “Rule 13e-3 transaction,” as that term is defined in Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended, between the Corporation and any of David D. Smith, Frederick G. Smith, J. Duncan Smith and Robert E. Smith (the “Controlling Stockholders”), any Affiliate (as such term is defined below) of the Controlling Stockholders, or any group which the Controlling Stockholders are an Affiliate or which the Controlling Stockholders are a member; (ii) any disposition of all or substantially all of the Corporation’s assets; (iii) any sale or transfer or other disposition of assets which would cause a fundamental change in the nature of the Corporation’s business; and (iv) a merger or a consolidation of the Corporation subsequent to which the holders of the Common Shares will own less than 50% of the common stock of the Corporation following such transaction.

For the purpose of paragraph (b) above, an “Affiliate” is defined as: (i) any individual or entity that, directly or indirectly, controls, is controlled by, or is under the common control of the Controlling Stockholders; (ii) any corporation or organization (other than the Corporation or a majority owned subsidiary of the Corporation) of which any of the Controlling Stockholders is an owner or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of voting securities or in which any of the Controlling Stockholders has a substantial beneficial interest; (iii) a voting trust or similar arrangement pursuant to which any of the Controlling Stockholders serves as a trustee or in a similar fiduciary capacity; or (v) any relative or spouse of the Controlling Stockholders or any relative of such spouse provided such spouse has the same residence as the Controlling Stockholder.

ARTICLE FIFTH: Conversion of Class B Common Stock.

(a) In the event that the number of shares of the Corporation’s Common Shares held in the aggregate by Controlling Stockholders falls to below ten percent (10%) of the total number of Common Shares outstanding, each outstanding share of Class B Common Stock shall at that time be automatically converted to one (1) fully paid and non-assessable share of Class A Common Stock.

(b) Upon the sale or other transfer by a holder of Class B Common Stock to a person or entity other than a Permitted Transferee (as such term is defined below), such shares of Class B Common Stock shall be automatically converted into an equal number of shares of Class A Common Stock. Promptly upon such sale or other transfer, the holder of Class B Common Stock shall surrender the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of transfer, at the office of the Corporation or of any transfer agent for the Class A Common Stock, and shall give written notice to the Corporation at such office: (i) stating that the shares are being converted pursuant to this paragraph, (ii) identifying the number of shares of Class B Common Stock being converted, and (iii) setting out the name or names (with addresses) and denominations in which the certificate or certificates for Class A Common Stock shall be issued and shall include instructions for delivery thereof. Delivery of such notice together with the certificates representing the Class B Common Stock shall obligate the Corporation or its transfer agent to issue and deliver at such stated address to such stated transferee a certificate or certificates for the number of Class A Common Stock to which such transferee is entitled, registered in the name of such transferee. In the event of a sale or other transfer of less than all of the Class B Common Stock evidenced by a certificate surrendered to the Corporation in the accordance with the above procedures, the Corporation shall execute and deliver to the transferor, without charge, a new certificate evidencing the number of shares of Class B Common Stock not sold or otherwise transferred.

For the purpose of paragraph (b) above, a “Permitted Transferee” is defined as:

(i)

(A) any Controlling Stockholder; (B) the estate of a Controlling Stockholder; (C) the spouse or former spouse of a Controlling Stockholder; (D) any lineal descendent of a Controlling Stockholder, any spouse of such lineal descendent, a Controlling Stockholder’s grandparent, parent, brother or sister or a Controlling Stockholder’s spouse’s brother or sister; (E) any guardian or custodian (including a custodian for purposes of the Uniform Gift to Minors Act or Uniform Transfers to Minors Act) for, or any conservator or other legal representative of, one or more Permitted Transferees; or (F) any trust or savings or retirement account, including an individual retirement account for purposes of federal income tax laws, whether or not involving a trust, principally for the benefit of one or more Permitted Transferees, including any trust in respect of which a Permitted Transferee has any general or special testamentary power of appointment or general or special non-testamentary power of appointment which is limited to any other Permitted Transferee;

(ii)	the Corporation;

(iii)	any employee benefit plan or trust thereunder sponsored by the Corporation or any of its subsidiaries;

(iv)	any trust principally for the benefit of one or more of the individuals, persons, firms or entities (“Persons”) referred to in (i) through (iii) above;

(v)	any corporation, partnership, or other entity if all of the beneficial ownership is held by one or more of the Persons referred to in (i) through (iv) above;

(vi)	any voting trust for the benefit of one or more of the Persons referred to in (i) through (iv) above; and

(vii)

any broker or dealer in securities, clearing house, bank, trust company, savings and loan association or other financial institution which holds the Class B Common Stock for the benefit of a Controlling Stockholder or Permitted Transferee thereof.

(c) Notwithstanding anything to the contrary set forth herein, any holder of Class B Common Stock may pledge his shares of Class B Common Stock to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee without causing an automatic conversion of such shares into Class A Common Stock, provided that such shares may not be transferred to or registered in the name of the pledgee unless such pledgee is a Permitted Transferee. In the event of foreclosure or other similar action by a pledgee who is not a Permitted Transferee, such pledged shares of Class B Common Stock shall be converted automatically, without any act or deed on the part of the Corporation or any other person, into shares of Class A Common Stock as provided above.

(d) Each share of Class B Common Stock shall be convertible, at the option of its holder, into one fully paid and non-assessable share of Class A Common Stock at any time. In the event of such voluntary conversion, the procedures set forth in paragraph (a) above shall be followed.

(e) Shares of Class B Common Stock that are converted into shares of Class A Common Stock due to a sale, transfer, or voluntary conversion shall continue to be authorized shares of Class B Common Stock and available for reissue by the Corporation as determined by the Board of Directors.

(f) The Corporation hereby reserves and shall at all times reserve and keep available, out of its authorized and unissued Class A Common Stock, for the purpose of effecting the conversions provided for herein, a sufficient number of shares of Class A Common stock to effect the conversion of all Class B Common Stock. All of the Common Stock so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable, and free from liens and charges with respect to the issue. The Corporation will take such action as may be necessary to ensure that all such Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any stock exchange or market on which any of the Common Shares are listed or quoted.

(g) In any merger, consolidation, or business combination, the consideration to be received per share by the holders of Class A Common Stock and Class B Common Stock must be identical for each class of stock, except that in any such transaction in which shares of common stock are to be distributed, such shares may differ as to voting rights to the extent that voting rights differ among Class A Common Stock and Class B Common Stock as provided herein.

ARTICLE SIXTH: Preferred Stock.

The Board of Directors shall have authority to classify and reclassify any of the unissued shares of Preferred Stock from time to time by setting or changing in any one or more respects the liquidation or dividend preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the Preferred Stock; provided, however, that the Board of Directors shall not classify or reclassify any such shares into Common Shares, or into any class or series of stock which has the same or lower liquidation priority as the Common Shares. Any and all shares issued and for which full consideration has been paid or delivered shall be deemed fully paid stock, and the holder thereof shall not be liable for any further payment thereon. Notwithstanding anything in these Articles to the contrary, as long as any of the Common Shares shall be listed and quoted on the NASDAQ National Market System, no Preferred Stock may be issued pursuant to the provisions of this Article SIXTH which would violate the applicable Voting Rights Policy of the NASDAQ National Market System, as the same may be amended from time to time.

ARTICLE SEVENTH: Other Stock Rights.

(a) Except as provided hereinabove, each of the Common Shares issued and outstanding shall be identical in all respects, and no dividends shall be paid on any of the Common Shares unless the same dividend is paid on all of the Common Shares at the time of such payment. Except for and subject to those special voting rights expressly granted herein to the holders of the Class B Common Stock, the holders of the Common Shares shall have exclusively all other rights of stockholders including, but not limited to, (i) the right to receive dividends, when and as declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably all of the assets and funds of the Corporation remaining after the payment to the creditors of the Corporation.

(b) Stock Splits and Combinations. If the Corporation shall in any manner subdivide (by stock split, reclassification, stock dividend, recapitalization, or otherwise) or combine (by reverse stock split or otherwise) the outstanding shares of Class A Common Stock or Class B Common Stock, then the outstanding shares of each other class of Common Shares shall be subdivided or combined, as the case may be, to the same extent, share and share alike.

(c) As long as any of the Common Shares shall be listed and quoted on the NASDAQ National Market, the Board of Directors of the Corporation shall ensure, and shall have all powers necessary to ensure, that the membership of the Board of Directors shall at all times include such number of “Independent Directors” (as such term is defined in Part III, Section 6(c) of Schedule D to the By-Laws of the National Association of Securities Dealers, Inc. “NASD”), as the same may be amended from time to time) as shall be required by the By-Laws of the NASD for the Common Shares to be eligible for listing and quotation of the NASDAQ National Market. In the event that the Common Shares shall cease to be listed and quoted on the NASDAQ National Market, and subsequently are listed and quoted on an exchange or other trading system, the Board of Directors of the Corporation shall ensure, and shall have all powers necessary to ensure, that the membership of the Board of Directors shall at all times be consistent with the applicable rules and regulations, if any, for the Common Shares to be eligible for listing and quotation on such exchange or other trading system.

(d) No holder of Common Shares or Preferred Shares shall be entitled to preemptive or subscription rights.

ARTICLE EIGHTH: Principal Office & Registered Agent. The post office address of the principal office of the Corporation in this State is 10706 Beaver Dam Road, Hunt Valley, MD 21030. The name and post office address of the resident agent of the Corporation in this State is The Corporation Trust, Incorporated and its address is 2405 York Rd., Suite 201, Baltimore County Lutherville Timonium, Maryland 21093-2264.

ARTICLE NINTH: Participation of Non-Citizens. The following provisions are included for the purpose of ensuring that control and management of the Corporation remains with citizens of the United States and/or corporations formed under the laws of the United States or any of the states of the United States, as required by the Communications Act of 1934, as the same may be amended from time to time:

(a) The Corporation shall not issue to (i) a person who is a citizen of a country other than the United States; (ii) any entity organized under the laws of a government other than the government of the United States or any state, territory, or possession of the United States; (iii) a government other than the government of the United States or of any state, territory, or possession of the United States; or (iv) a representative of, or an individual or entity controlled by, any of the foregoing (individually, an “Alien”; collectively, “Aliens”) any shares of capital stock of the Corporation if such issuance would result in the total number of shares of such capital stock held or voted by Aliens exceeding 25% of (i) the total number of all shares of such capital stock outstanding at any time and from time to time, or (ii) the total voting power of all shares of such capital stock outstanding and entitled to vote at any time and from time to time and shall not permit the transfer on the books of the Corporation of any capital stock to any Alien that would result in the total number of shares of such capital stock held or voted by Aliens exceeding such 25% limits as such limits greater or lesser than 25% may subsequently be imposed by statute or regulation.

(b) No Alien or Aliens, individually or collectively, shall be entitled to vote or direct or control the vote of more than 25% of (i) the total number of all shares of capital stock of the Corporation outstanding at any time and from time to time, or (ii) the total voting power of all shares of capital stock of the Corporation outstanding and entitled to vote at any time and from time to time as such limits greater or lesser than 25% may subsequently be imposed by statute or regulation.

(c) No Alien shall be qualified to act as an officer of the Corporation and no more than one-fourth of the total number of directors of the Corporation at any time may be Aliens except as may be permitted by law or regulation.

(d) The Board of Directors shall have all powers necessary to implement the provisions of this ARTICLE NINTH and to ensure compliance with the alien ownership restrictions (the “Alien Ownership Restrictions”) of the Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time (collectively, the “Communications Act”), including, without limitation, the power to prohibit the transfer of any shares of capital stock of the Corporation to any Alien and to take or cause to be taken such action as it deems appropriate to implement such prohibition.

(e) Without limiting the generality of the foregoing and notwithstanding any other provision of this Charter to the contrary, any shares of capital stock of the Corporation determined by the Board of Directors to be owned beneficially by an Alien or Aliens shall always be subject to redemption by the Corporation by action of the Board of Directors, pursuant to Section 2-310 of the Maryland General Corporation Law, or any other applicable provision of law, to the extent necessary in the judgment of the Board of Directors to comply with the Alien Ownership Restrictions. The terms and conditions of such redemption shall be as follows:

(i)

the redemption price of the shares to be redeemed pursuant to this ARTICLE NINTH shall be equal to the fair market value of the shares to be redeemed, as determined by reference to the closing price of such shares on the last business day before the date of redemption if the shares are traded on a national exchange or as determined by the Board of Directors in good faith if the shares are not then being traded on a national exchange;

(ii)	the redemption price of such shares may be paid in cash, securities or any combination thereof;

(iii)	if less than all the shares held by Aliens are to be redeemed, the shares to be redeemed shall be selected in any manner determined by the Board of Directors to be fair and equitable;

(iv)

at least 10 days’ written notice of the redemption date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder), provided that the redemption date may be the date on which written notice shall be given to record holders if the cash or securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

(v)

from and after the redemption date, the shares to be redeemed shall cease to be regarded as outstanding and any and all rights of the holders in respect of the shares to be redeemed or attaching to such shares of whatever nature including, without limitation, any rights to vote or participate in dividends declared on stock of the same class or series as such shares) shall cease and terminate, and the holders thereof thenceforth shall be entitled only to receive the cash or securities payable upon redemption; and

(vi)	such other terms and conditions as the Board of Directors shall determine.

For purposes of this ARTICLE NINTH, the determination of beneficial ownership of shares of capital stock of the Corporation shall be made pursuant to Rule 13d-3, 17 C.F.R. ss. 240.13d-3, as amended from time to time, promulgated under the Securities Exchange Act of 1934, as amended.

ARTICLE TENTH: Directors.

(a) The number of directors of the Corporation which shall constitute the whole Board shall be not less than three (3) nor more than thirteen (13) directors. The exact number of directors shall be fixed from time to time by the Board of Directors pursuant to a Resolution adopted by a majority of the entire Board of

Directors. Directors shall hold office for a term of one (1) year or until the first annual meeting of stockholders following their election. Each director elected shall hold office until his successor shall be elected and shall qualify.

(b) Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause shall be filled by a majority vote of the remaining directors, though less than a quorum, and the directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the successors shall be elected and shall qualify.

(c) At any meeting of the stockholders called for the purpose, any director may, by a majority vote of all of the shares of stock outstanding and entitled to vote, be removed from office, but only for cause.

(d) Notwithstanding anything contained in this Charter to the contrary, the affirmative vote of stockholders holding a majority of the votes entitled to be cast for election of directors shall be required to amend or repeal or adopt any provision inconsistent with this ARTICLE TENTH.

ARTICLE ELEVENTH: Indemnification. The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at the request of another entity, and advance expenses to a director or officer of the Corporation to the fullest extent permitted by and in accordance with Section 2-418 of the Maryland General Corporation Law, and (b) its other employees and agents to such extent as shall be authorized by the Board of Directors and permitted by law. No amendment of the Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

ARTICLE TWELFTH: Duration. The duration of the Corporation shall be perpetual.

ARTICLE THIRTEENTH: Limitation of Director and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this ARTICLE THIRTEENTH, nor the adoption or amendment of any other provision of the Charter or bylaws inconsistent with this ARTICLE THIRTEENTH, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

FOURTH: The amendment to and restatement of the Charter of the Corporation, as hereinabove set forth, has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FIFTH: The address of the principal office of the Corporation is 10706 Beaver Dam Road, Hunt Valley, Maryland 21030.

SIXTH: The name and address of the Corporation’s current resident agent is as set forth in ARTICLE EIGHTH.

SEVENTH: The number of directors of the Corporation are as set forth in ARTICLE TENTH. The names of the nine (9) directors who currently hold office are David D. Smith, Frederick G. Smith, J. Duncan Smith, Robert E. Smith, Laurie R. Beyer, Benjamin S. Carson, Sr., Howard E. Friedman, Daniel C. Keith and Benson E. Legg.

EIGHTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation; and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information, and belief, these matters and facts are true in all material respects, and that this statement is made under the penalties for perjury.

NINTH: Prior to this amendment the total number of shares of all classes of stock which the Corporation had authority to issue was one hundred shares (100) of a single Class of Common Stock having a par value of one cent ($.01) per share for a total aggregate par value of one dollar ($1.00).

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its President and attested to by its Secretary on this _____ day of ______________, 2023.

WITNESS/ATTEST:		SINCLAIR, INC.

By:
Title:

APPENDIX C

AMENDED & RESTATED BY-LAWS

OF

SINCLAIR, INC.

(the “Corporation”)

Effective as of the [___] day of [___] 2023

ARTICLE I

Stockholders

SECTION 1. Annual Meeting. The annual meeting of the stockholders of the Corporation for the purpose of electing directors to succeed those whose terms shall have expired as of the date of such annual meeting, and for the transaction of such other corporate business as may come before the meeting, shall be held on the date and at the time fixed, from time to time, by the directors.

SECTION 2. Special Meetings.

(a) General. The chairman of the board, the chief executive officer, the president or the Board of Directors may call a special meeting of stockholders. Except as provided in Subsection (b)(4) of this Section 2, a special meeting of stockholders shall be held on the date and at the time and place set by the chairman of the board, chief executive officer, president or Board of Directors, by whoever has called the meeting. Subject to Subsection (b) of this Section 2, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. (the “Special Meeting Percentage”).

(b) Stockholder-Requested Special Meetings.

(1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date (the “Request Record Date”) to determine the stockholders entitled to request a special meeting. The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at such meeting, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors, in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten (10) days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days (10) after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth (10th) day after the first (1st) date on which a Record Date Request Notice is received by the secretary.

(2) In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the

“Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast equal votes to the Special Meeting Percentage shall be delivered to the secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within sixty (60) days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his/her or its request for a special meeting at any time by written revocation delivered to the secretary.

(3) The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 2(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

(4) In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than ninety (90) days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten (10) days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder- Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the ninetieth (90th) day after the Meeting Record Date or, if such ninetieth (90th) day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten (10) days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within thirty (30) days after the Delivery Date, then the close of business on the thirtieth (30th) day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice of any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provision of paragraph (3) of this Section 2(b).

(5) If the secretary receives written revocations of the Special Meeting Request and the result is the Special Meeting Percentage falls below the required number of stockholders of record as of the Request Record Date to request a special meeting then: (i) as long as the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders, who have not revoked such requests, written notice of any revocation of a request for a special meeting on the matter, or (ii) if notice of the meeting has been delivered and the secretary sends to all requesting stockholders, who have not revoked requests for a special meeting on the matter, written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, then (A) the secretary may revoke the notice of the meeting at any time before ten (10) days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6) The chairman of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspections to perform such review, no such purported Special Meeting Request shall be deemed to have been delivered to the secretary until the earlier of (i) five (5) Business Days after receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five (5) Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7) For purposes of these By-Laws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Maryland are authorized or obligated by law or executive order to close.

SECTION 3. Place of Holding Meetings. All meetings of stockholders shall be held at the principal office of the Corporation or elsewhere, inside or outside of Maryland, as designated by the Board of Directors.

SECTION 4. Notice of Meetings; Waiver of Notice. Not less than ten (10) nor more than ninety (90) days before each stockholders’ meeting, the Secretary shall give written notice of the meeting to each stockholder entitled to vote at the meeting and each other stockholder entitled to notice of the meeting. The notice shall state the time and place of the meeting and, if the meeting is a special meeting or notice of the purpose is required by statute, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to him/her, left at his/her residence or usual place of business, or mailed to him/her at his/her address as it appears on the records of the Corporation. Notwithstanding the foregoing provisions, each person who is entitled to notice waives notice if such person before or after the meeting signs a waiver of the notice which is filed with the records of stockholders meetings, or is present at the meeting in person or by proxy. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

SECTION 5. Quorum; Voting.

(a) Unless statute or the Charter provides otherwise, at a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum and a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting. In the absence of a quorum, the stockholders present in person or by proxy, by majority of the votes present and entitled to be cast and without notice other than by announcement, may adjourn the meeting from time to time until a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. In the event that at any meeting a quorum exists for the transaction of some business but does not exist for the transaction of other business, the business as to which a quorum is present may be transacted by the holders of stock present in person or by proxy who are entitled to vote thereon.

(b) Shares registered in the name of another corporation, if entitled to vote, may be voted by the president or a vice-president of that corporation, or by a proxy appointed by the president or a vice-president of that corporation. Any fiduciary may vote shares registered in such fiduciary’s name, either in person or by proxy.

(c) Shares of stock of the Corporation owned either directly or indirectly by the Corporation shall not be voted unless held in a fiduciary capacity. The President or a Vice-President of the Corporation is authorized to vote any shares of another corporation held by the Corporation.

SECTION 6. General Right to Vote; Proxies. Unless the Charter provides for a greater or lesser number of votes per share or limits or denies voting rights, each outstanding share of stock, regardless of class, is entitled to one (1) vote on each matter submitted to a vote at a meeting of stockholders. In all elections for directors, each share of stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted, but in no event shall a single share be entitled to cast multiple votes for the same individual. A stockholder may vote the stock he/she owns of record either in person or by written proxy signed by the stockholder or by his/her duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before the meeting. Unless a proxy provides otherwise, it is not valid more than eleven (11) months after its date.

SECTION 7. List of Stockholders. At each meeting of stockholders, a full, true and complete list of all stockholders entitled to vote at such meeting, showing the number and class of shares held by each and certified by the transfer agent for such class or by the Secretary, shall be furnished by the Secretary.

SECTION 8. Conduct of Voting. At all meetings of stockholders, unless the voting is conducted by inspectors, the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. If demanded by stockholders, present in person or by proxy, entitled to cast ten per cent (10%) in number of votes entitled to be cast, or if ordered by the chairman, the vote upon any election or question shall be taken by ballot and, upon like demand or order, the voting shall be conducted by two inspectors, in which event the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes, shall be decided by such inspectors. Unless so demanded or ordered, no vote need be by ballot and voting need not be conducted by inspectors. The stockholders at any meeting may choose an inspector or inspectors to act at such meeting, and in default of such election the chairman of the meeting may appoint an inspector or inspectors. No candidate for election as a director at a meeting shall serve as an inspector thereat.

SECTION 9. Conduct of Stockholders Meetings. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting in the following order: the vice chairman of the board, if there is one, the chief executive officer, the president, the vice presidents in their order of rank and seniority, the secretary, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary, or, in the secretary’s absence, an assistant secretary, or, in the absence of both the secretary and assistant secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of stockholders, an assistant secretary, or, in the absence of all assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to the stockholders of the record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of the record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (h) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

SECTION 10. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals.

(a) Annual Meetings of Stockholders.

(1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholder s may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 10(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business, and who has complied with this Section 10(a).

(2) For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 10, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 10 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the one hundred fiftieth (150th) day nor later than 5:00 p.m., Eastern Time, on the one hundred twentieth (120th) day prior to the first anniversary of the date of the proxy statement (as defined in Section 10(c)(3) of this Article I) for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the one hundred fiftieth (150th) day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the one hundred twentieth (120th) day prior to the date of such annual meeting, as originally convened, or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3) Such stockholder’s notice shall set forth:

(i) as to each individual who the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;

(ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A) the class, series, and number of all shares of stock or other securities of the Corporation (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person, and

(C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six (6) months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of Company Securities for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation disproportionately to such person’s economic interest in the Company Securities, and

(D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series.

(iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest of ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 10(a) and any Proposed Nominee:

(A) the name and address of such stockholder, as appearing on the Corporation’s stock ledger, and the current name and business address, if different, or each such Stockholder Associated Person and any Propose Nominee; and

(B) the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person, who is not an individual, and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person; and

(v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

(4) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee: (i) certifying that such Proposed Nominee (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation, and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange or over-the-counter market).

(5) Notwithstanding anything in this Subsection (a) of this Section 10 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least one hundred thirty (130) days prior to the first anniversary of the date of the proxy statement (as defined in Section 10(c)(3) of this Article I) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 10(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the (10th) tenth day following the day on which such public announcement is first made by the Corporation.

(6) For purposes of this Section 10, “Stockholder Associated Person” of any stockholder shall mean: (i) any person acting in concert with such stockholder; (ii) any beneficial owner of the share of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is depositary); and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only by or at the direction of the Board of Directors.

(c) General.

(1) If information submitted pursuant to this Section 10 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 10. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two (2) Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board of Directors, any such stockholder shall provide, within five (5) Business Days of delivery of such request (or such other period as may be specified in such request): (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 10; and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 10 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 10.

(2) Only such individuals who are nominated in accordance with this Section 10 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 10. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 10.

(3) For purposes of this Section 10, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement: shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4) Notwithstanding the foregoing provisions of this Section 10, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 10. Nothing in this Section 10 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 10 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

ARTICLE II

Board of Directors

SECTION 1. Function of Directors. The Corporation shall be managed under the direction of the Board of Directors. The Board of Directors may exercise all the powers of the Corporation, except those conferred on or reserved to the stockholders by statute or by the Charter or By-Laws.

SECTION 2. Number of Directors. The Corporation shall have at least three (3) directors at all times. The Corporation shall have the number of directors provided by a resolution passed by the Board of Directors. A majority of the entire Board of Directors may alter the number of directors not to exceed thirteen (13) directors, but the action may not affect the tenure of office of any director.

SECTION 3. Election and Tenure of Directors. The Directors shall hold office for a term of one (1) year or until the first annual meeting of stockholders following their election. Each director elected shall hold office until his/her successor shall be elected and shall qualify. Notwithstanding anything contained in these By-Laws to the contrary, the affirmative vote of stockholders holding a majority of the votes entitled to be cast for the election of Directors shall be required to amend or repeal or to adopt any provisions inconsistent with this Section 3.

SECTION 4. Removal of Director. At any meeting of the stockholders held for that purpose, any director may, by a majority vote of all votes entitled to be cast, be removed from office, but only for cause. Cause is defined as; (i) conviction of a crime effecting the Company’s reputation or which precludes the Director from performing his/her duties and responsibilities to the shareholders of the Corporation; (ii) a breach of fiduciary duty to the corporation and the shareholders; and (iii) repeated failure to exercise and/or undertake his/her duties as a Director.

SECTION 5. Filling of Vacancies. In the case of any vacancy in the Board of Directors through (i) an increase in the size of the board of directors; or (ii) death, resignation, disqualification, removal or other cause, the remaining directors, by affirmative vote of the majority thereof, may elect a successor to hold office for the unexpired portion of the term of the director whose place shall be vacant, and until the election of his/her successor, or until he/she shall be removed, prior thereto, by an affirmative vote of a majority of the votes entitled to be cast by stockholders.

Similarly and in the event of the number of directors being increased as provided in these By- Laws, the additional directors so provided for shall be elected by a majority of the entire Board of Directors already in office and shall hold office until the next annual meeting of stockholders and thereafter until his/her or their successors shall be elected and duly qualified.

SECTION 6. Regular Meetings. After each meeting of stockholders at which a member of the Board of Directors shall have been elected, the Board of Directors so elected shall meet as soon as practicable for the purpose of organization and the transaction of other business; and in the event that no other time is designated by the stockholders, the Board of Directors shall meet within two (2) hours after the time for such stockholders’

meeting or immediately following the close of such meeting, whichever is later, on the day of such meeting. Such first regular meeting shall be held at any place in or out of the State of Maryland as may be designated by the stockholders, or in default of such designation at the place designated by the Board of Directors for such first regular meeting, or in default of such designation at the place of the holding of the immediately preceding meeting of stockholders. No notice of such first meeting shall be necessary if held as hereinabove provided. Any other regular meeting of the Board of Directors shall be held on such date and at any place in or out of the State of Maryland as may be designated from time to time by the Board of Directors.

SECTION 7. Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board or the President or by a majority of the Board of Directors by vote at a meeting, or in writing with or without a meeting. A special meeting of the Board of Directors shall be held on such date and at any place in or out of the State of Maryland as may be designated from time to time by the Board of Directors. In the absence of such designation such meeting shall be held at such place as may be designated in the call.

SECTION 8. Notice of Meeting. Except as provided in Article II, Section 6, the Secretary shall give notice to each director of each regular and special meeting of the Board of Directors. The notice shall state the time and place of the meeting. Notice is given to a director when it is delivered personally to him/her, left at his/her residence or usual place of business, or sent by telegraph, at least twenty-four (24) hours before the time of the meeting or, in the alternative by mail to his/her address as it shall appear on the records of the Corporation, at least seventy-two (72) hours before the time of the meeting. Unless the By-Laws or a resolution of the board of Directors provide otherwise, the notice need not state the business to be transacted at or the purposes of any regular or special meeting of the Board of Directors. No notice of any meeting of the Board of Directors need be given to any director who attends, or to any director who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Any meeting of the Board of Directors, regular or special, may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

SECTION 9. Action by Directors. Unless statute or the Charter or By-Laws require a greater proportion, the action of a majority of the directors present at a meeting at which a quorum is present is action of the Board of Directors. A three-fifths (3/5) majority of the entire Board of Directors shall constitute a quorum for the transaction of business. In the absence of a quorum, the directors present by majority vote and without notice other than by announcement may adjourn the meeting from time to time until a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee of the Board may be taken without a meeting, if an unanimous written consent which sets forth the action is signed by each member of the Board or committee and filed with the minutes of proceedings of the Board or committee.

SECTION 10. Meeting by Conference Telephone. Members of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear and speak to each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

SECTION 11. Compensation. By resolution of the Board of Directors a fixed sum and expenses, if any, for attendance at each regular or special meeting of the Board of Directors or of committees thereof, and other compensation for their services as such or on committees of the Board of Directors, may be paid to directors. A director who serves the Corporation in any other capacity also may receive compensation for such other services, pursuant to a resolution of the Directors.

SECTION 12. Liability of Directors. A director shall perform his/her duties as a director, including his/her duties as a member of any Committee of the Board upon which he/she may serve, in good faith, in a manner he/she reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. In performing his/her duties, a director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by:

(a) one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented;

(b) counsel, certified public accountants, or other persons as to matters which the director reasonably believes to be within such person’s professional or expert competence; or

(c) a Committee of the Board upon which he/she does not serve, duly designated in accordance with a provision of the Articles of Incorporation or the By-Laws, as to matters within its designated authority, which Committee the director reasonably believes to merit confidence.

A director shall not be considered to be acting in good faith if he/she has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted. A person, who performs his/her duties in compliance with this Section 12 shall have no liability by reason of being or having been a director of the Corporation.

ARTICLE III

Committees

The Board of Directors may appoint from among its members an Executive Committee and other committees composed of one (1) or more directors and delegate to these committees in the intervals between meetings of the Board of Directors any of the powers of the Board of Directors, except as may be required by Maryland Corporations and Association Article of the Maryland Annotated Code. Each committee may fix rules of procedure for its business. A majority of the members of a committee shall constitute a quorum for the transaction of business and the act of a majority of those present at a meeting at which a quorum is present shall be the act of the committee. The members of a committee present at any meeting, whether or not they constitute a quorum, may appoint a director to act in place of an absent member. The members of a committee may conduct any meeting thereof by conference telephone or similar communications equipment in accordance with the provisions of Article II, Section 10. The Board of Directors has appointed an Executive Committee consisting of David D. Smith, Robert E. Smith, Frederick G. Smith, and J. Duncan Smith.

ARTICLE IV

Officers

SECTION 1. Executive Officers. The Corporation shall have a President, a Secretary and a Treasurer. It may also have a Chairman of the Board (who may also be referred to as an Executive Chairman), who shall be a director of the Corporation, and one or more Vice-Presidents, one or more Assistant Vice-Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. A person may hold more than one office in the Corporation but may not serve concurrently as both President and Vice-President or both President and Secretary of the Corporation.

SECTION 2. Chairman of the Board/Executive Chairman. The Chairman of the Board (who may also be referred to as an Executive Chairman) if one be elected, shall preside at all meetings of the Board of Directors and of the stockholders at which he/she shall be present. He shall have and may exercise such powers as are, from time to time, assigned to him/her by the Board of Directors.

SECTION 3. Chief Executive Officer. The Board of Directors may elect a chief executive officer. The chief executive officer shall have the responsibility for implementing the policies of the Corporation, as determined by the Board of Directors, and for administering the business affairs of the Corporation.

SECTION 4. Chief Operating Officer. The Board of Directors may elect a chief operating officer. The chief operating officer will have the duties as set forth by the Board of Directors or by the chief executive officer.

SECTION 5. Chief Financial Officer. The Board of Directors may elect a chief financial officer. The chief financial officer will have duties as set forth by the Board of Directors or by the chief executive officer.

SECTION 6. President. In the absence of the Chairman of the Board, the President shall preside at all meetings of the stockholders and of the Board of Directors at which he/she shall be present; under the direction of the chief executive officer, the president shall have general charge and supervision of the assets and affairs of the Corporation; he/she may sign and execute, in the name of the Corporation, all authorized deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly delegated to some other officer or agent of the Corporation; and, in general, he/she shall perform all duties incident to the office of a president of a corporation, and such other duties as may from time to time be assigned to him/her by the Board of Directors.

SECTION 7. Vice-Presidents. A Vice-President or Vice-Presidents, at the request of the President or in his/her absence or during his/her inability to act, shall perform the duties and exercise the functions of the President, and when so acting shall have the powers of the President. If there be more than one Vice-President, the Board of Directors may determine which one or more of the Vice-Presidents shall perform any of such duties or exercise any of such functions, or if such determination is not made by the Board of Directors, the President may make such determination; otherwise, the most senior (in terms of years of service with the Corporation) of the Vice-Presidents may perform any of such duties or exercise any of such functions. The Vice-President or Vice- Presidents shall have such other powers and perform such other duties, and have such additional descriptive designations in their titles (if any), as may be assigned by the Board of Directors or the President.

SECTION 8. Secretary. The Secretary, or his or her designee, shall keep the minutes of the meetings of the stockholders, of the Board of Directors and of any committees, in books provided for the purpose; he/she shall see that all notices are duly given in accordance with the provisions of the By-Laws or as required by law; he/she shall be custodian of the records of the Corporation; he/she shall witness all documents on behalf of the Corporation, the execution of which is duly authorized, see that the corporate seal is affixed where such document is required to be under its seal, and, when so affixed, may attest the same; and, in general, he/she shall perform all duties incident to the office of a secretary of a corporation, and such other duties as may from time to time be assigned to him/her by the Board of Directors or the President.

SECTION 9. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Board of Directors; he/she shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation; and, in general, he/she shall perform all the duties incident to the office of a treasurer of a corporation, and such other duties as may from time to time be assigned to him/her by the Board of Directors or the President.

SECTION 10. Assistant Officers. The Assistant Vice-Presidents shall have such duties as may from time to time be assigned to them by the Board of Directors or the President. The Assistant Secretaries shall have such duties as may from time to time be assigned to them by the Board of Directors or the Secretary. The Assistant Treasurers shall have such duties as may from time to time be assigned to them by the Board of Directors or the Treasurer.

SECTION 11. Subordinate Officers. The Corporation may have such subordinate officers as the Board of Directors may from time to time deem desirable. Each such officer shall hold office for such period and perform such duties as the Board of Directors, the President or the committee or officer designated pursuant to Article IV, Section 10 may prescribe.

SECTION 12. Compensation. The Board of Directors shall have power to fix the salaries and other compensation and remuneration, of whatever kind, of all officers of the Corporation. It may authorize any committee or officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the salaries, compensation and remuneration of such subordinate officers.

SECTION 13. Election, Tenure and Removal of Officers. The Board of Directors shall elect the officers. The Board of Directors may from time to time authorize any committee or officer to appoint subordinate officers. Unless otherwise specified in an employment agreement with such officer, an officer serves for one (1) year, or for such longer term as the Board of Directors or its designee may fix, and until his/her successor is elected and qualifies. The Board of Directors may remove any officer or agent of the Corporation, subject to the terms of any employment agreement with such officer (if applicable). The removal of an officer or agent from such position does not prejudice any of such person’s contract rights. The Board of Directors (or any committee or officer authorized by the Board of Directors) may fill a vacancy which occurs in any office for the unexpired portion of the term of that office, or for any shorter period if such unexpired term is greater than one (1) year.

ARTICLE V

Stock

SECTION 1. Stock Certificates; Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares, provided that such uncertificated shares are consistent with law and with the Charter. Every holder of stock of the Corporation represented by certificates shall be entitled to have a certificate representing the number of shares held by such holder registered in certificate form. Each stock certificate shall include on its face the name of the Corporation, the name of the stockholder and the class of stock and number of shares represented by the certificate and be in such form, consistent with law and with the Charter, as shall be approved by the Board of Directors. Each stock certificate shall be signed by the President, a Vice President, or the Chairman of the Board and countersigned by the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Treasurer. Each certificate may be sealed with the actual corporate seal or a facsimile of it or in any other form and the signatures may be either manual or facsimile signatures. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued.

If the Corporation is authorized to issue more than one class of stock, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, shall be set forth in full or summarized on the face or back of each certificate representing shares of such class. In lieu of a full statement or summary of the foregoing requirements, the certificate may state that the Corporation will furnish a full statement of the required information to any stockholder on request and without charge.

Each certificate for shares of stock which are subject to any restriction on transfer shall contain a full statement of the restriction or state that the Corporation will furnish information about the restriction to the stockholder on request and without charge. The fact that a stock certificate does not contain or refer to a restriction on transferability that is adopted after the date of issuance of the stock certificate does not mean that the restriction is invalid or unenforceable.

At the time of issue or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Section 2-211 of the Corporations and Associations Article of the Annotated Code of Maryland.

SECTION 2. Transfers. The Board of Directors shall have power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock; and may appoint transfer agents and registrars thereof. The duties of transfer agent and registrar may be combined.

SECTION 3. Record Date and Closing of Transfer Books. The Board of Directors may set a record date or direct that the stock transfer books be closed for a stated period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to notice of a meeting, vote at a meeting, receive a dividend, or be allotted other rights. The record date may not be more than ninety (90) days before the date on which the action requiring the determination will be taken; the transfer books may not be closed for a period longer than twenty (20) days; and, in the case of a meeting of stockholders, the record date of the closing of the transfer books shall be at least ten (10) days before the date of the meeting.

SECTION 4. Stock Ledger. The Corporation shall maintain a stock ledger which contains the name and address of each stockholder and the number of shares of stock of each class which the stockholder holds. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. The original or a duplicate of the stock ledger shall be kept at the offices of a transfer agent for the particular class of stock, within or without the State of Maryland, or, if none, at the principal office or the principal executive offices of the Corporation in the State of Maryland.

SECTION 5. Lost Stock Certificates. The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate in place of one which is alleged to have been lost, stolen, or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation. In its discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate save upon the order of some court having jurisdiction in the premises.

ARTICLE VI

Finance

SECTION 1. Checks, Drafts, Etc. All checks, drafts and orders for the payment of money, notes and other evidences of indebtedness, issued in the name of the Corporation, shall, unless otherwise provided by resolution of the Board of Directors, be signed by the President, a Vice- President or an Assistant Vice-President and countersigned by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary.

SECTION 2. Annual Statement of Affairs. There shall be prepared annually a full and correct statement of the affairs of the Corporation, to include a balance sheet and a financial statement of operations for the preceding fiscal year. The statement of affairs shall be submitted at the annual meeting of the stockholders and, within twenty (20) days after the meeting, placed on file at the Corporation’s principal office. Such statement shall be prepared or caused to be prepared by such executive officer of the Corporation as may be designated in an additional or supplementary by-law adopted by the Board of Directors. If no other executive officer is so designated, it shall be the duty of the President to prepare or cause to be prepared such statement.

SECTION 3. Fiscal Year. The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution. In the absence of any such resolution, the fiscal year of the Corporation shall end on the last day of December in each year.

ARTICLE VII

Sundry Provisions

SECTION 1. Books and Records. The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any executive or other committee when exercising any of the powers of the Board of Directors. The books and records of the Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form but may be maintained in the form of a reproduction.

SECTION 2. Corporate Seal. The Board of Directors shall provide a suitable seal, bearing the name of the Corporation, which shall be in the charge of the Secretary. The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

SECTION 3. Bonds. The Board of Directors may require any officer, agent or employee of the Corporation to give a bond to the Corporation, conditioned upon the faithful discharge of his/her duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

SECTION 4. Voting Upon Shares in Other Corporations. Stock of other corporations or associations, registered in the name of the Corporation, may be voted by the President, a Vice- President, or a proxy appointed by either of them. The Board of Directors, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.

SECTION 5. Mail. Any notice or other document which is required by these By-Laws to be mailed shall be deposited in the United States mails, postage prepaid.

SECTION 6. Execution of Documents. A person who holds more than one office in the Corporation may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer.

SECTION 7. Amendment of By-Laws. Except as otherwise herein provided, the Board of Directors shall have the power and authority to amend, alter or repeal these By-Laws or any provision thereof, and may from time to time make additional By-Laws without the approval or consent of the stockholders, but subject to the limitation that any modification to the By-Laws made by the directors shall be subject to repeal by the affirmative vote of a majority of the votes entitled to be cast at any duly constituted meeting of stockholders. The stockholders shall also have the power to adopt, alter, or repeal any By-Laws of the Corporation and to make new By-Laws by the affirmative vote of a majority of votes entitled to be cast at any duly constituted meeting of stockholders.

ARTICLE VIII

Indemnification

SECTION 1. Definitions. As used in this Article VIII, any word or words that are defined in Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended from time to time, (the “Indemnification Section”) shall have the same meaning as provided in the Indemnification Section.

SECTION 2. Indemnification. The Corporation shall indemnity and advance expenses to a director or officer of the Corporation in connection with a proceeding to the fullest extent permitted by and in accordance with the Indemnification Section. With respect to other employees or agents of the Corporation, the Corporation may, as determined in the discretion of the Board of Directors, indemnify and advance expenses to such employees or agents in connection with a proceeding to the extent permitted by and in accordance with the Indemnification Section.

SECTION 3. Immediate Vesting. The rights to indemnification and advance of expenses provided by the charter of the Corporation and these By-laws shall vest immediately upon election of a director or officer.

ARTICLE IX

Exclusive Forum Selection

SECTION 1. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Maryland Corporations and Association Article of the Maryland Annotated Code, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the State of Maryland, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 1.

PROXY SOLICITED SINCLAIR BY BOARD BROADCAST OF DIRECTORS FOR GROUP, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE SPECIAL “FOR” MEETING PROPOSAL ON May 18, 2023 . The undersigned hereby appoints David D. Smith and Frederick G. Smith, or either of them, as attorneys-in-fact, with full power of substitution, to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of common stock of Sinclair Broadcast Group, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on May 18, 2023 at the Company’s corporate office, 10706 Beaver Dam Road, Hunt Valley, MD 21030 at Company 10:30 a.m. local will time, also and be held at any via a adjournment live teleconference or postponements or webcast. To thereof listen .to The the teleconference Special Meeting or of Stockholders of the Meeting of Stockholders of the Company, stockholders may either login via the internet at webcast of the Special https://www.webcaster4.com/Webcast/Page/2063/47815, or call 888-506-0062 for toll free access or 973-528-0011 for international access and reference participant access code 334144. Those planning to listen to the livestream should connect to the teleconference or webcast at least 10 minutes prior to the start of the meeting. (Not valid unless dated and signed on the reverse side) COMMENTS: 1.1

SPECIAL MEETING OF STOCKHOLDERS OF

SINCLAIR BROADCAST GROUP, INC.

MAY 24, 2023

GO GREEN

20930304000000000000 9 051823

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF SINCLAIR BROADCAST GROUP, INC. May 18, 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, and proxy card are available at http://www.astproxyportal.com/ast/26141 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20930304000000000000 9 051823 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Proposal to approve the Agreement of Share Exchange and Plan of Reorganization among Sinclair Broadcast Group, Inc., Sinclair, Inc. and Sinclair Holdings, LLC and the share exchange described therein. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given with respect to a as proposal, disclosed this in the proxy proxy will statement be voted as . recommended by the Board of Directors TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . .When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .

SINCLAIR BROADCAST GROUP, INC. PROXY SOLICITED BY BOARD OF DIRECTORS FOR SPECIAL MEETING ON May 18, 2023 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. The undersigned hereby authorizes and directs Empower Retirement, as trustee (the “Trustee”) of the Sinclair Broadcast Group, Inc. 401(k) Profit Sharing Plan, to vote as proxy for the undersigned as herein stated at the Special Meeting of Stockholders of Sinclair Broadcast Group, Inc. (the “Company”) to be held on May 18, 2023 at the Company’s corporate office, 10706 Beaver Dam Road, Hunt Valley, MD 21030 at 10:30 a.m. local time, and at any adjournment or postponement thereof, all shares of common stock of the Company allocated to the account of the undersigned under such Plan, on the proposals set forth on the reverse hereof and in accordance with the Trustee’s discretion on any other matters that may properly come before the meeting or any adjournments or postponements thereof. The Special Meeting of Stockholders of the Company will also be held via a live teleconference or webcast. To listen to the teleconference or webcast of the Special Meeting of Stockholders of the Company, stockholders may either login via the internet at https://www.webcaster4.com/Webcast/Page/2063/47815 or call 888-506-0062 for toll free access or 973-528-0011 for international access and reference participant access code 334144. Those planning to listen to the livestream should connect to the teleconference or webcast at least 10 minutes prior to the start of the meeting. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement for the Special Meeting on May 18, 2023. THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED BY THE TRUSTEE IN ITS SOLE DISCRETION IN THE BEST INTEREST OF THE PLAN PARTICIPANTS AND BENEFICIARIES. PLEASE MARK, SIGN, DATE AND RETURN (Not valid THIS unless VOTING INSTRUCTION dated and signed CARD PROMPTLY on the reverse USING THE side) ENCLOSED ENVELOPE. COMMENTS: 1.1

SPECIAL MEETING OF STOCKHOLDERS OF

SINCLAIR BROADCAST GROUP, INC.

MAY 24, 2023

GO GREEN

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

20930304000000000000 9 051823

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF SINCLAIR BROADCAST GROUP, INC. May 18, 2023 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, and proxy card are available at http://www.astproxyportal.com/ast/26141 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20930304000000000000 9 051823 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Proposal to approve the Agreement of Share Exchange and Plan of Reorganization among Sinclair Broadcast Group, Inc., Sinclair, Inc. and Sinclair Holdings, LLC and the share exchange described therein. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given with respect to a as proposal, disclosed this in the proxy proxy will statement be voted as . recommended by the Board of Directors TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such . .When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .